UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04840

The Tocqueville Trust

(Exact name of registrant as specified in charter)

The Tocqueville Trust

40 W. 57th St., 19th Floor

New York, NY 10019

(Address of principal executive offices) (Zip code)

Robert W. Kleinschmidt

The Tocqueville Trust

40 W. 57th St., 19th Floor

New York, NY 10019

(Name and address of agent for service)

(212) 698-0800

Registrant’s telephone number, including area code

Date of fiscal year end: October 31, 2018

Date of reporting period: October 31, 2018

Item 1. Reports to Stockholders.

The Tocqueville Trust

Mutual Funds

Annual Report

October 31, 2018

The Tocqueville Fund

The Tocqueville Opportunity Fund

The Tocqueville International Value Fund

The Tocqueville Gold Fund

The Delafield Fund

The Tocqueville Select Fund

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of The Tocqueville Trust. Please call 1-800-697-FUND (3863) for a free prospectus. Read it carefully before you invest.

You are invited to visit our website @ www.tocquevillefunds.com

Chairman’s Letter

Dear Fellow Shareholder,

Toward the end of the recently concluded fiscal year (October 31, 2018) markets began to react to concerns over global trade wars, U.S. mid-term elections, an unusually chaotic Presidential administration, Brexit, weakness in commodity prices, and rising interest rates. Most of these factors were evident through-out the period, but markets turned their attention elsewhere, particularly towards the seemingly limitless opportunities and growth prospects of a select few, large capitalization, technology/new economy companies. When two of them topped one trillion dollars in market value within a few weeks of each other, it was, in retrospect, a sign that these more fundamental concerns would once again begin to matter. And, indeed they have, continuing into the current fiscal year. From our long-term, sober perspective, the change of focus was inevitable, if not outright predictable.

Timing, as they say, is everything, and, no doubt, the preoccupation with the FANG stocks lasted far longer than we would have guessed. In some cases, valuations were clearly stretched, but there were other factors, as well. Consensus bullishness is always a contrary indicator. Among other certainties, large powerful companies attract unwanted government and media attention. The FANG names have had their share of that and we believe more is to come. Make no mistake, these companies are, for the most part, high quality, disruptive technology global giants with high returns on capital, piles of cash and dominant market shares. These strengths, however, led to very widespread enthusiastic complacency, even as they raised warning flags to regulators, media kingmakers and an assorted variety of political opportunists. The pair make for a dangerous combination.

Meanwhile, most other markets and common shares had a much more difficult time of it, through-out most of the fiscal year and particularly, at the end of it. In the period ahead, we would not be surprised to see this larger group of equities, in the U.S. as well as in the rest of the world, do better, as trade tensions eventually ease, Brexit finally happens, the markets embrace, as they usually do, divided government in Washington, and the Mueller probe into Russian influence over the U.S. Presidential Elections comes to (a probable anti-climactic) close, while lower oil prices and continued solid economic growth in the world’s largest economy justify valuations. Rising interest rates remain a concern, of course, as the problem with massive sovereign dollar denominated debt has not gone away, indeed it has only worsened. This needs to be carefully watched for its fiscal and inflationary implications. But so long as inflationary expectations and

Annual Report	1

interest rates are at benign levels, we believe the path of least resistance for the army of worldwide equities will be up, even if the leadership has been de-fanged.

Sincerely,

Robert W. Kleinschmidt

Chairman

2	October 31, 2018

The Tocqueville Fund

Dear Fellow Shareholder,

For the 12 months ended October 31, 2018, the Tocqueville Fund gained 2.01%, compared with the S&P 500, which returned 7.35% and with the Russell 3000 Value Index which returned 2.77%. Once again growth stocks outperformed value stocks; and, the S&P’s results were inflated by the now so-called FANMAG stocks (Facebook, Amazon, Netflix, Microsoft, Apple and Google), though not quite as heavily as last year, and hints of sector rotation away from large cap tech definitely appeared to begin during the later months of the period. Still, these six names (some of which are owned by the Fund but are underweighted compared with the benchmarks) combined to contribute approximately 40% of the S&P’s returns.

Sector performance of the Fund was mixed with Health Care, Information Technology and Consumer Discretionary leading the way and Energy, Industrials and Real Estate being the biggest detractors. Individually, the top performing names were Amazon, Microsoft, Boeing, Apple and Merck. Aside from the Fund’s participation in the FANMAG stocks, Boeing made the list of the top performers for the second year in a row on the continued health of the aerospace industry and Merck benefitted from its new Keytruda lung cancer drug.

The laggards in the portfolio were Applied Materials, General Electric, DowDuPont, Weyerhaeuser and Schlumberger. Applied Materials which was a top performer last year suffered as fears of a downturn in the semiconductor cycle took hold. General Electric, which was also on the list of laggards last year due to its considerable energy exposure, secular challenges and problems with cash flow conversion was held over because it had been embarking on a major restructuring with new management that we hoped would be successful. The situation has turned out to be worse than we thought, so we liquidated the position at the end of the fiscal year for tax purposes. Schlumberger was also held over despite being a laggard from last year as we had believed that oil producers would eventually need to return to large scale projects that are their specialty, and that oil prices supported a return to higher service activity levels. However, while oil production and spending may have improved, it has come in areas where Schlumberger is not as active, such as domestic shale regions. So here, too, for tax purposes, we chose to eliminate the position, as management continued to take down its forecasts and refocus on Halliburton, which is more exposed to shale.

Several new positions were initiated during the period. One of these is Fluor, an engineering and construction business. Fluor’s shares had fallen out of favor because of recent declines in its backlog, particularly in energy and mining; poor performance on several fixed price contracts; and worsening revenue mix. Our take was that its valuation more than accounted for these negatives, and with the global economy improving, so should its backlog. Importantly, we reasoned, with what we view as one of the best

Annual Report	3

balance sheets in the industry, if other participants faltered during the downturn, Fluor would be poised to pick up market share.

Another new position is Vulcan Materials, an aggregates and cement producer, which is similar to Eagle Materials, which was also purchased but later sold during the year. Vulcan, unlike Eagle, does not have the energy or homebuilding exposure that seems to continue to be a drag on Eagle’s business and were the reasons for our decision to switch out of the position. Vulcan shares appeared out of favor, as investors continued to doubt the ability of the Trump Administration to pass any infrastructure related legislation. Our view was that the company would benefit from an infrastructure bill that could be brought back into play following mid-term elections, and that weather delays would eventually resolve themselves.

Other positions that we added to or initiated during the fiscal year at times of market volatility or when opportunities presented themselves include: Apple, Arconic, Baker Hughes GE, Biogen, Brighthouse Financial, Campbell Soup, Coherent, Eagle Materials, General Electric, Goldcorp, Halliburton, JD.com, JP Morgan, Juno Therapeutics, Las Vegas Sands, Metlife, Nektar Therapeutics, Newell Brands, Noble Energy, Overstock, Parker Hannifin, PG&E, Pioneer Natural Resources, Walt Disney, Wells Fargo and Zoe’s Kitchen.

A variety of names were sold or reduced during the period, mostly in response to needs for liquidity but also to make room for better ideas, as prices reached our objectives or in response to fundamental changes. These included: Alcoa, Alkermes, Amazon, Apple, Applied Materials, Baker Hughes GE, Boeing, Brighthouse Financial, Coherent, Delta Airlines, DowDuPont, Eagle Materials, Facebook, Fannie Mae 8.25% Series S Preferred, General Electric, Intel, Las Vegas Sands, Lazard, McDonald’s, Microsoft, Newell Brands, Nextera Energy, Noble Energy, Overstock.com, Palo Alto Networks, PG&E, Qualcomm, Schlumberger, Synchrony Financial, U.S. Concrete, Walmart, Wells Fargo, Williams Sonoma and Zoe’s Kitchen. Of those sold due to fundamental change, Juno Therapeutics was as a result of a takeover and JD.com, which became embroiled in controversy which could have long-term implications.

As we look forward, we continue to believe that the U.S. economy is relatively healthy, with few signs of a near-term recession, due to its strong consumer sector and the fiscal stimulus from lower taxes, reduced regulation and higher government spending. However, the market is beginning to pay more attention to perceived signs of a global slowdown (which may, or may not, materialize) as exhibited by declining commodity and energy prices and a flattening yield curve. While the market is still near its record highs, there is evidence of investor rotation away from the large-cap technology names that have led the market for so many years and toward more typical value-oriented names. If so, we believe we are well positioned to participate in that transition.

4	October 31, 2018

Sincerely,

Robert W. Kleinschmidt	Peter D. Shawn
Portfolio Manager	Director of Research

Annual Report	5

The Tocqueville Fund

(Unaudited)

This chart assumes an initial gross investment of $10,000 made on 10/31/08. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

The Standard & Poor’s 500 Total Return Stock Index (S&P 500) is a capital-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. Returns assume the reinvestment of all dividends.

AVERAGE ANNUAL RATE OF RETURN (%)

FOR YEARS ENDED OCTOBER 31, 2018

	1 Year	3 Year	5 Year	10 Year
The Tocqueville Fund	2.01%	8.86%	8.02%	11.47%
Standard & Poor’s 500 Total Return Stock Index	7.35%	11.52%	11.34%	13.24%

6	October 31, 2018

The Tocqueville Opportunity Fund

Dear Fellow Shareholder,

We are pleased to provide this investment overview for the 2018 fiscal year for the Tocqueville Opportunity Fund. During the year ended October 31, 2018, the Fund appreciated 5.30% and underperformed the SMID cap growth benchmark, the Russell 2500 Growth Index, which gained 5.52%. The past year’s returns followed the prior year’s (Fiscal 2017) strong investment appreciation of 36.47% versus the benchmark which gained 30.07%. We believe that the past two years of solid performance were in part driven by a very challenging environment in 2016 for growth issues due to pervasive uncertainty and a heightened sense of macro related risks, including: Chinese currency devaluation, a weakened Chinese economy, an oil price collapse, the first Fed tightening in the current cycle, EU bank credits, possible drug price regulation, Brexit, and the U.S. Presidential election. We view the past two years’ gains as not only having benefitted from a solid background of strong sales and earnings growth, but also due to recovery from negative sentiment in 2016.

We believed that the consequent economic stimulus would usher in a new period of rising consumer and corporate confidence which would lead to a pop in capital spending. Shortly after the new tax policy was passed, the Administration announced changes to U.S. trade policy—broadly targeted to major U.S. trading partners including: Mexico, Canada, China, Japan and the European Union. Initially, we believed that the impact of trade policy adjustments and tariffs on imported goods would be benign; we now believe that macroeconomic risks and uncertainty have increased. In addition to a clear slowing of economic activity outside the U.S., there is recent evidence that corporate confidence is wavering, and that capital spending and residential housing activity and prices are decelerating. The Federal Reserve appears certain to remain committed to its current cycle of rate tightening, as unemployment levels exist at historical lows and wage increases threaten underlying inflation. In short, the investment outlook has become more uncertain.

Investments in Information Technology, Basic Materials, and Energy provided the leading contributions on a relative basis versus the benchmark. Information Technology investments were the leading drivers of absolute and relative performance. Positive relative performance in the Materials and Energy sectors were attributable to the fact that we maintained appreciable underweights in each sector throughout the investment period—the two were in fact the worst two performing sectors for the year. As the fiscal year was closing out, oil price declines were accelerating given overproduction. Industrials, Financials, Real Estate and Utilities sector investments also contributed positively on a relative basis, despite the fact that the Fund was underweight each of these sectors over the course of the fiscal year. Healthcare, Consumer Discretionary, Staples and Communication Services (new sector) all lagged the benchmark on a relative basis.

Annual Report	7

While Healthcare investments provided the second leading sector gains on an absolute basis, the Fund was impacted by underperformance of several of the Fund’s longer-term healthcare investments.

Technology investments in IT Service, Internet and Cloud software drove the overall performance of the Fund on an absolute and relative basis, including: New Relic, ServiceNow, Shopify, Coupa Software, Paycom Software and Workday. Other than Coupa, all of these names have been long-term, multiyear investments for the Fund. We continue to maintain a very constructive view on the outlook for IT spending over the next year due to CIO spending surveys, CEO commentary, and the ongoing secular shift of IT spending from on-premise and license-based to edge, cloud and SAAS based models. Acquisitions in the Technology sector have confirmed not only the shift in strategy, but also attractive valuations. Healthcare investments proved to be the most challenging during the year. While the Fund’s performance was led by gains in SAGE Therapeutics, Sarepta Therapeutics and AveXis, it was significantly dragged downward by declines in at least five of last year’s leaders despite FDA approvals for most including: TESARO, Spark Therapeutics, Clovis Oncology and Alnylam Pharmaceuticals.

We are pleased to write that the Fund participated in 8 takeovers during the fiscal period, and that the Fund has participated in approximately 90 takeovers since 2010. Fiscal 2018 takeovers included: Oclaro, K2M Holdings, Juno, Integrated Devices, Callidus Software, Cavium, AveXis, and Esterline. We believe the rising uncertainty of trade policies and tariffs have not only begun to crimp capital spending but also takeover activities, despite attractive valuations and strong balance sheets.

The Fund’s Top 10, 50, and 100 positions at the end of the fiscal period comprised 36%, 76%, and 94%, respectively. The Fund’s active share relative to its benchmark continues to be high and has ranged from a low of 78.5% to high of 84.5% during the past 12 months.

We believe that the Fund’s investments are placed in competitively advantaged companies which are led by strong management. We have learned lessons over the years, and one of the most important is not to sell competitively advantaged companies when sentiment shifts to negative although investment fundamentals for such companies remain strong and market shares are expanding. Investing in fast growing companies in industries that are undergoing rapid innovations, change and expansion can be particularly challenging during periods of heightened macroeconomic risks; however, as we experienced in 2011 (Greece) and 2016 (China, Oil, Brexit, Presidential Election), volatile markets generally present the best investment opportunities for the patient investor.

As always, we appreciate your continued confidence in our efforts on behalf of the Fund and its shareholders.

8	October 31, 2018

Sincerely,

Thomas R. Vandeventer

Portfolio Manager

Annual Report	9

The Tocqueville Opportunity Fund

(Unaudited)

This chart assumes an initial gross investment of $10,000 made on 10/31/08. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

The chart and table reflect The Opportunity Fund’s performance achieved prior to the changes effected in 2010 to its investment strategy.

The Russell 2500 Growth Total Return Index is an unmanaged index that measures the performance of the small to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. Returns assume the reinvestment of all dividends

The Russell 2000 Total Return Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index. Returns include the reinvestment of all dividends.

AVERAGE ANNUAL RATE OF RETURN (%)

FOR YEARS ENDED OCTOBER 31, 2018

	1 Year	3 Year	5 Year	10 Year
The Tocqueville Opportunity Fund	5.30%	8.71%	9.54%	13.29%
Russell 2500 Growth Total Return Index	5.52%	11.13%	9.53%	15.06%
Russell 2000 Total Return Index	1.85%	10.68%	8.01%	12.44%

10	October 31, 2018

The Tocqueville International Value Fund

Dear Fellow Shareholder,

During the fiscal year ended October 31, 2018, the Tocqueville International Value Fund’s total U.S. dollar return was negative 13.22%. In the same period, the Morgan Stanley EAFE Index Net, the index against which we are most often compared to, had a net total U.S. dollar return of negative 6.85%. For the 15-year period ended October 31, 2018, the Fund’s total U.S. dollar return was 6.95% per annum. In the same period, the Morgan Stanley EAFE Index Net had a net total U.S. dollar return of 5.78% per annum.

Developed equity markets outside the U.S. generally declined during the year, as positive earnings growth data was overshadowed by investor concerns regarding Brexit, Italy’s politics and budget deficit, and trade wars and their damaging impact on global growth. Growth concerns were magnified by the U.S. Federal Reserve’s apparent determination to increase interest rates. With growth relatively strong in the U.S., the dollar increased in value against most currencies, which in turn contributed to declines in the price of most commodities. In spite of growth concerns, long-term interest rates were generally up. Equity market volatility increased, and credit spreads widened somewhat. Among the worst performing markets were China, Korea and Germany, each levered to global growth and trade. Among industry groups, paper and forest products, home furnishings, pharmaceuticals, oil & gas producers, travel and leisure and retail performed well, while banks, auto parts, building materials, tobacco and telecoms were weak.

During the period, the Fund benefited from security selection in the consumer discretionary, financials and materials areas. Results were negatively impacted by the performance of positions in the healthcare, industrials and information technology areas. The Fund had meaningful contributions from design software concern Aveva, telecom equipment provider Ericsson, resource company BHP Billiton, fertilizer producer and distributor Nutrien, and drug maker Novartis. Notable detractors were chemical and consumer company Bayer, IT services concern Sopra Steria, medical equipment maker Miraca, building materials maker and distributor Saint Gobain, and analog chipmaker Infineon.

The Fund sold its positions in DCC, Misumi, Ericsson, and Johnson Matthey as their respective share prices approached our estimates of intrinsic value. Tender offers for Fund holdings Zodiac and Global Logistics Properties were completed, and Fund holding Potash Corp. became Nutrien following its merger with Agrium. We eliminated the position in Telefonica Brasil as the competitive environment became more uncertain. We exited the position in Miraca when the company’s senior management failed to convince us of the strategic rationale for its surprise large capital expenditure plan. We reduced the position in Bayer when a California court ruled in favor of a plaintiff claiming the company’s glyphosate herbicide product causes cancer.

Annual Report	11

During the period, the Fund purchased a position in software concern Micro Focus International, when shares sold off in response to weaker than expected operating results. Micro Focus has a portfolio of mature, cash generative enterprise software businesses and a fast-growing cloud software business. In our view, the market is valuing the company as if the mature businesses are in double digit decline, enabling us to acquire a largely recurring stream of free cash flows at a low multiple. We took a position in sporting goods maker Asics, which trades at a multi-year low valuation due to weak performance in the U.S. and European operations. We believe that management has a credible plan to improve results in the U.S. and Europe. Meanwhile, the company is generating profitable growth in China and the rest of Asia. We purchased shares of megabank Mitsubishi UFJ, which trades at a deep discount to book value and we believe that a combination of strategic focus on asset management and lending outside Japan should translate to an improving return on equity. We purchased a position in branded food company Danone. Danone’s product portfolio and growth profile have been among the best in the industry; however, subpar operating margins and questions about capital allocation have caused the stock to trade at a discount to intrinsic value. Under the leadership of its current CEO, Danone is shifting its focus from sales growth to improving margins and returns on capital, which should lead to improved profit growth and a rerating of the stock.

During the year, we added to positions in BHP Billiton, Nokia, Sanofi, UBS, Bollore, Smiths Group, CRH, Siemens, ISS, and St. Gobain, among others. Overall, there was a marginal increase in our exposure to Japan and Europe, including the U.K. and a decrease in our exposure to Latin America. We began the period with approximately 9% in cash reserves and finished the period with roughly 6%.

At the outset of the year, we noted that equity markets were enjoying an unusually positive confluence of factors, including strong growth, low inflation, low interest rates, lax monetary policy, and fiscal stimulus. Since then, we have seen a mild slowdown in growth, an uptick in inflation, a small pickup in interest rates, and a shift away from lax monetary policy in the U.S. The macro landscape is complicated by several factors, including trade disputes, Brexit, and budget deficits in the U.S. and Italy. That said, PMIs remain in positive territory and employment levels and consumer confidence are healthy. Inflation and interest rates remain low in absolute terms, liquidity conditions remain supportive in Europe and Japan, and valuations remain reasonable in absolute terms. Investor sentiment has shifted from complacent to guarded in recent months. In this mixed context, we continue to focus on individual company fundamentals and valuations.

Our investment objective remains to generate positive absolute returns and to exceed the returns of the major indices over the course of an economic cycle. To protect and grow your capital, we continue to seek out compelling long-term investment opportunities in companies that have defensible business franchises, are out of favor or misunderstood, and trade at a substantial discount to intrinsic value.

12	October 31, 2018

Sincerely,

James Hunt

Portfolio Manager

Annual Report	13

The Tocqueville International Value Fund

(Unaudited)

This chart assumes an initial gross investment of $10,000 made on 10/31/08. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

The MSCI EAFE Net Index is an unmanaged market-capitalization-weighted index composed of companies representative of the market structure of 21 Developed Market Countries in Europe, Australia, Asia and the Far East.

The Standard & Poor’s 500 Total Return Stock Index (S&P 500) is a capital-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. Returns include the reinvestment of all dividends.

AVERAGE ANNUAL RATE OF RETURN (%)

FOR YEARS ENDED OCTOBER 31, 2018

	1 Year	3 Year	5 Year	10 Year
The Tocqueville International Value Fund	-13.22%	3.06%	3.23%	8.68%
MSCI EAFE Net Index	-6.85%	3.62%	2.02%	6.89%
Standard & Poor’s 500 Total Return Stock Index	7.35%	11.52%	11.34%	13.24%

14	October 31, 2018

The Tocqueville Gold Fund

Dear Fellow Shareholder,

During the past year, the gold price declined 4.43% and the Tocqueville Gold Fund declined 18.60%. During the same period, the U.S. dollar as measured by the DXY rose 2.72%. Over the past few years, the stronger dollar has been a headwind for gold. We believe that dollar strength is unsustainable due to intractable fiscal issues facing the U.S. As the financial markets begin to focus on the likelihood that trillion-dollar fiscal deficits are becoming commonplace, the dollar will begin to weaken. Famed investment manager Ray Dalio of Bridgewater Associates expects the dollar to decline by 30% over the next two years. If he is correct, and we believe that he is, a decline of that magnitude would very likely lead to chaotic financial markets and a substantial rise in inflation.

Gold ownership is a proven strategy to protect capital against systemic financial risk. In recent years, financial markets have been sanguine as to the implications of reckless U.S. fiscal and monetary policy. We believe that a moment of clarity is fast approaching, and it will take the form of a substantial decline in equities and a concomitant rise in the precious metals complex.

The Fund’s largest position is physical gold bullion made up of 119,680 ounces and represents about 17% of the Fund’s assets. That investment is held outside the financial system in secured vaults and audited regularly. The position provides Fund investors direct ownership of gold. Because gold bullion is less volatile than the precious metal equities held by the Fund, the physical gold position helped reduce the Fund’s overall volatility this past year.

The vast majority of the Fund’s assets are invested in mining equities that are focused on gold discovery or production. Additionally, and sometimes along with gold, we are exposed to silver. Silver is not only a precious metal but has many industrial applications as well. Similar to gold, it is considered a monetary metal. It often occurs with gold in multi-metallic orebodies, enhancing the value of those metal deposits.

The precious metal mining stocks that contributed positively during the past year included Corvus Gold Inc., Northern Star Resources Ltd., Evolution Mining Ltd., and Aurico Metals Inc. Corvus Gold Inc. is currently developing a significant gold resource on its Nevada property and has the potential to add more gold ounces from its drilling campaign. Northern Star Resources Ltd. and Evolution Mining Ltd. are two Australian based companies that are benefiting from well-executed acquisition strategies and improved operating costs due to a weaker Australian dollar. Aurico Metals Inc. was acquired in a friendly acquisition at a premium to its average market price during the past year.

Detour Gold Corporation, Franco-Nevada Corporation, Ivanhoe Mines Ltd., and Fresnillo PLC declined during the period and had the greatest negative impact on the

Annual Report	15

Fund’s performance. Detour Gold Corporation changed its mine plan which delayed some mining activity and reduced gold production this year. Franco-Nevada Corporation corrected from much stronger performance during 2017. Ivanhoe Mines Ltd. corrected from the market’s concern surrounding resource nationalism. Fresnillo PLC, a major silver producer, sold off as silver prices came under pressure between June and September, but more recently has recovered as silver prices generally stabilized.

During the period, the Fund established new positions in Cia de Minas Buenaventura, Yamana Gold Inc. and Gold Standard Ventures Corp. Buenaventura is growing cash flow from its current and new operating mines, while Yamana Gold Inc. is improving on its financial condition. Gold Standard Ventures Corp. has been developing gold deposits on its Nevada properties, which are likely to be attractive to a major mining company looking for U.S. based gold resources. Several positions were eliminated because they were either fully valued or presented limited value creation opportunities, such as Almadex Minerals and Independence Group; while Dalradian Resources was acquired during the year. With the proposed merger of two of the sector’s larger gold miners, Barrick and Randgold, we expect to see more sector M&A activity in the coming years.

It is notable that the precious metals mining sector represents one of the few islands of value in an overvalued equity market. Valuations relative to earnings, cash flow, reserves and production are the lowest in two decades. At the same time, companies in the Fund’s portfolio have done a good job of creating value for shareholders even if that accomplishment has been unrecognized in share performance.

As 2019 unfolds, we expect inflationary pressure to become manifest, while monetary policy remains behind the curve. Investor interest in precious metals was dormant during 2018, but we expect it to return as macroeconomic trends turn more favorable. These would include equity market weakness reflecting softening economic growth and dollar weakness accompanied by rising inflation and interest rates.

We appreciate your support over the past year and look forward to improved returns in 2019 and the years ahead.

Sincerely,

John C. Hathaway	Douglas B. Groh	Ryan McIntyre
Portfolio Manager	Portfolio Manager	Portfolio Manager

16	October 31, 2018

The Tocqueville Gold Fund

(Unaudited)

This chart assumes an initial gross investment of $10,000 made on 10/31/08. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The Fund imposes a 2% redemption fee on shares held 90 days or less.

In 2009, 2010, and 2016 the performance of The Tocqueville Gold Fund was achieved during a period of unusually favorable market conditions. Such performance may not be sustainable.

The Philadelphia Stock Exchange Gold and Silver Index is an unmanaged capitalization-weighted index which includes the leading companies involved in the mining of gold and silver. Returns include the reinvestment of all dividends.

The Standard & Poor’s 500 Total Return Stock Index (S&P 500) is a capital-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. Returns include the reinvestment of all dividends.

AVERAGE ANNUAL RATE OF RETURN (%)

FOR YEARS ENDED OCTOBER 31, 2018

	1 Year	3 Year	5 Year	10 Year
The Tocqueville Gold Fund	-18.60%	3.67%	-5.26%	3.88%
Philadelphia Stock Exchange Gold and Silver Index	-20.23%	8.36%	-6.73%	-1.19%
Standard & Poor’s 500 Total Return Stock Index	7.35%	11.52%	11.34%	13.24%

Annual Report	17

The Delafield Fund

Dear Fellow Shareholder,

For the fiscal year ended October 31, 2018, the Fund’s net asset value decreased 10.61%, underperforming an increase of 1.85% for the Russell 2000 Index (“Russell 2000”) and an increase of 7.35% for the larger cap oriented Standard & Poor’s 500 Index (“S&P 500”), each on a total return basis. Broadly speaking, during the first quarter of the fiscal year U.S. equity indices captured in excess of their eventual full fiscal year returns. During that three-month period, the Russell 2000 posted a 5.14% increase and the S&P 500 advanced in excess of 10%. Stocks rallied on favorable corporate earnings results, solid labor market data and an improved outlook for prospects of continued U.S. economic growth. The subsequent nine months of the fiscal year, however, were marked with the return of volatility and both domestic and foreign worries drove overall declines in the indices. On the domestic front, investors seemed to reverse course and focus on the possibility of spiking inflation and probability of rising interest rates, as well as the tumultuous and acrimonious political environment. Further, later in the fiscal period, President Trump’s trade war with China began to evidence itself in negative corporate earnings surprises. Internationally, friction remained constant in many parts of the world; Brexit related worries were renewed with ongoing negotiations unresolved and several foreign economies appearing to be headed into decline. From February 1, 2018 through October 31, 2018, the Russell 2000 declined 3.13%, while the S&P 500 dropped a comparable 2.57%.

The Fund’s performance for the fiscal year was disappointing. Both the Fund’s style (value) and the Fund’s market cap sweet spot (small to mid) remained out of favor with investors. The Russell 2000 Value Index finished the fiscal year in the red and underperformed the Russell 2000 Growth Index by nearly 500 basis points. While the Standard & Poor’s 500 Value Index managed to eke out a modest gain for the year, its growth-oriented counterpart outperformed by about 800 basis points. The divergence in performance between small and large cap stocks during the fiscal year was evident in the roughly 5.5 percentage point differential in the respective returns of the Russell 2000 and S&P 500. In an environment that was hostile to the Fund’s investment approach, investment selection needed to be nearly flawless; unfortunately, that was not the case. Six of the Fund’s holdings experienced outsized declines that in aggregate accounted for almost all of the underperformance, relative to the Russell 2000. At present, we believe the dislocation in three of these stocks (TTMI Technologies, Inc. (TTMI), U.S. Concrete, Inc. (USCR) and Flex Ltd. (FLEX)) is only temporary and they remain core holdings in the Fund’s portfolio, while the remaining three (Horizon Global Corporation (HZN), Diebold Nixdorf, Inc. (DBD) and McDermott International, Inc. (MDR)) have either been sold out entirely or have been greatly reduced in size. In contrast, Xerium Technologies Inc. (XRM), Team Inc. (TISI) and Fabrinet (FN) generated outsized returns during the fiscal year and were the largest positive contributors.

18	October 31, 2018

Not surprisingly, the Fund’s relative performance on a sector basis was highly correlated to the aforementioned six stocks. Information technology was the most challenged sector relative to the Russell 2000, with declines in DBD, FLEX and TTMI leading the way. The Fund’s materials sector investments (USCR) similarly underperformed, followed by consumer discretionary (HZN). A relative lack of exposure to the healthcare sector was also a detriment to the Fund’s performance, as it was the largest absolute contributor to the Russell 2000 during the fiscal year. Industrials, the Fund’s most heavily weighted sector, was a relative bright spot during the fiscal year.

During the fiscal year, we added a number of new positions to the portfolio, the largest of which included Acuity Brands Inc. (AYI), Apogee Enterprises Inc. (APOG), Commercial Metals Company (CMC), W.R. Grace (GRA), Mohawk Industries Inc (MHK), and Newell Brands Inc (NWL). The largest portfolio deletions included Acacia Communications Inc. (ACIA), Barnes Group Inc. (B), Boardwalk Pipeline Partners LP (BWP), Diebold Nixdorf (DBD), G-III Apparel Group, LTD (GIII), Invacare Corp (IVC) and Korn Ferry (KFY).

While the Fund’s performance has trailed the market for a frustratingly long period of time, the companies in which the Fund invests have, for the most part, continued to show progress. They are generating cash, increasing earnings and, in some cases, making strategic acquisitions to accelerate their growth. We remain convinced that their progress will be reflected in higher market values over time.

Sincerely,

J. Dennis Delafield	Vincent Sellecchia
Portfolio Manager	Portfolio Manager

Joshua Kaufthal	James Maxwell
Portfolio Manager	Portfolio Manager

Annual Report	19

The Delafield Fund

(Unaudited)

This chart assumes an initial gross investment of $10,000 made on 10/31/08. Since the Delafield Fund did not commence operations until 9/28/09, returns prior to that date are those of the Predecessor Fund. The Delafield Fund assumed the net asset value and performance history of the Predecessor Fund (See Footnote 1 to the Financial Statements). Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

The Russell 2000 Total Return Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represent approximately 10% of the total market capitalization of the Russell 3000 Index. Returns include the reinvestment of all dividends.

The Standard & Poor’s 500 Total Return Stock Index (S&P 500) is a capital-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. Returns include the reinvestment of all dividends.

AVERAGE ANNUAL RATE OF RETURN (%)

FOR YEARS ENDED OCTOBER 31, 2018

	1 Year	3 Year	5 Year	10 Year
The Delafield Fund	-10.61%	3.18%	-0.42%	9.03%
Russell 2000 Total Return Index	1.85%	10.68%	8.01%	12.44%
Standard & Poor’s 500 Total Return Stock Index	7.35%	11.52%	11.34%	13.24%

20	October 31, 2018

The Tocqueville Select Fund

Dear Fellow Shareholder,

For the fiscal year ended October 31, 2018, the Fund’s net asset value decreased 6.39%, underperforming total returns of 2.80% and 1.85% for the Russell 2500 Index (“Russell 2500”) and Russell 2000 Index (“Russell 2000”), respectively. Performance of U.S. equity markets was uneven during the fiscal year, with stocks generating in excess of their eventual full fiscal year returns in the first quarter and declining in aggregate for the balance of the year. During the first quarter, the Russell 2500 posted a 6.79% increase, with stocks rallying on favorable corporate earnings results, solid labor market data and an improved outlook for prospects for continued U.S. economic growth. The Russell 2500 subsequently endured a 3.74% decline over the next nine months of the fiscal year, with volatility returning to the market and domestic and foreign macro worries re-emerging. On the domestic front, investors seemed to reverse course and focus on the possibility of spiking inflation and probability of rising interest rates, as well as the tumultuous and acrimonious political environment. Further, later in the fiscal period, President Trump’s trade war with China began to evidence itself in negative corporate earnings surprises. Internationally, friction remained constant in many parts of the world; Brexit related worries were renewed with ongoing negotiations unresolved and several foreign economies appearing to be headed into decline.

The Fund’s performance for the fiscal year was unsatisfactory. Through three quarters, the Fund’s performance was generally in-line with the Russell 2500 and then in the fourth quarter, a number of individual holdings suffered particularly meaningful declines. Owing to the concentrated nature of the Fund, individual miscues can be rather meaningful to the aggregate performance, as was the case this fiscal year. Namely Flex Ltd., Mohawk Industries and TTM Technologies Inc. experienced what we believe to be temporary miscues and remain in the Fund’s portfolio. In contrast, Horizon Global Corporation, Real Industry Inc. and Diebold Nixdorf were sold out of the Fund. In total, during the fiscal year, these five names detracted from the Fund’s relative performance by almost 15 percentage points.

Not surprisingly, the Fund’s relative performance on a sector basis was highly correlated to the aforementioned six stocks. Consumer discretionary was the Fund’s most challenged sector relative to the Russell 2500, with declines in Horizon Global and Mohawk leading the way. The Fund similarly underperformed in the information technology sector owing to Diebold, Flex and TTM Technologies. The Fund’s lack of exposure to the healthcare sector was also a detriment to its performance, as it was the largest absolute contributor to the Russell 2500 during the fiscal year. Industrials, the Fund’s most heavily weighted sector, was a relative bright spot during the fiscal year. Industrials holdings, led by Team, Inc., ICF International, Inc. and Harsco Corporation, contributed nearly 300 basis points of absolute and relative performance.

Annual Report	21

We added a number of new positions to the portfolio during the fiscal year, including Acuity Brands Inc., Apogee Enterprises Inc., Fabrinet, W.R. Grace, Mohawk Industries, Newell Brands Inc., and Tile Shop Holdings Inc. In addition to the portfolio deletions mentioned earlier, we also exited our positions in Dover Corporation, G-III Apparel Group, Pier 1 Imports Inc., and Xerium Technologies.

While we are disappointed in our trailing performance, we believe that we have positioned the portfolio for future success. We also believe that the companies in which we are invested have, for the most part, made progress. They are generating cash, increasing earnings and, in some cases, making strategic acquisitions to accelerate their growth. We remain convinced that this progress will be reflected in higher market values over time.

Sincerely,

J. Dennis Delafield	Vincent Sellecchia	Joshua Kaufthal
Portfolio Manager	Portfolio Manager	Portfolio Manager

Donald Wang	James Maxwell
Portfolio Manager	Portfolio Manager

22	October 31, 2018

The Tocqueville Select Fund

(Unaudited)

This chart assumes an initial gross investment of $10,000 made on 10/31/08. Since The Tocqueville Select Fund did not commence operations until 9/28/09, returns from the period from September 29, 2008 to September 27, 2009 are those of the Class Y Shares of the Predecessor Fund (See Footnote 1 to the Financial Statements). Prior to that period, returns shown are those of a limited partnership managed by the adviser. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

In 2013 the performance of The Tocqueville Select Fund was achieved during a period of unusually favorable market conditions. Such performance may not be sustainable.

The Russell 2500 Total Return Index is an unmanaged index that measures the performance of the 2,500 smallest companies in the Russell 3000 Index. Returns include the reinvestment of all dividends.

The Russell 2000 Total Return Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index. Returns include the reinvestment of all dividends.

AVERAGE ANNUAL RATE OF RETURN (%)

FOR YEARS ENDED OCTOBER 31, 2018

	1 Year	3 Year	5 Year	10 Year
The Tocqueville Select Fund	-6.39%	0.00%	-0.47%	10.16%
Russell 2500 Total Return Index	2.80%	10.05%	8.32%	13.55%
Russell 2000 Total Return Index	1.85%	10.68%	8.01%	12.44%

Annual Report	23

Expense Example—October 31, 2018 (Unaudited)

As a shareholder of The Tocqueville Trust (the “Funds”), you incur ongoing costs, including management fees; distribution fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held the entire period (May 1, 2018-October 31, 2018).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

24	October 31, 2018

Expense Example Tables (Unaudited)

The Tocqueville Fund

	Beginning Account Value May 1, 2018	Ending Account Value October 31, 2018	Expenses Paid During Period* May 1, 2018 - October 31, 2018
Actual	$1,000.00	$1,010.10	$6.33
Hypothetical (5% return before expenses)	1,000.00	1,018.90	6.36

*

Expenses are equal to the Fund’s annualized six-month expense ratio (including interest expense) of 1.25% for The Tocqueville Fund, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

The Tocqueville Opportunity Fund

	Beginning Account Value May 1, 2018	Ending Account Value October 31, 2018	Expenses Paid During Period* May 1, 2018 - October 31, 2018
Actual	$1,000.00	$986.60	$6.31
Hypothetical (5% return before expenses)	1,000.00	1,018.85	6.41

*

Expenses are equal to the Fund’s annualized six-month expense ratio (including interest expense) of 1.26% for The Tocqueville Opportunity Fund, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

The Tocqueville International Value Fund

	Beginning Account Value May 1, 2018	Ending Account Value October 31, 2018	Expenses Paid During Period* May 1, 2018 - October 31, 2018
Actual	$1,000.00	$865.50	$5.88
Hypothetical (5% return before expenses)	1,000.00	1,018.90	6.36

*

Expenses are equal to the Fund’s annualized six-month expense ratio of 1.25% for The Tocqueville International Value Fund, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

The Tocqueville Gold Fund

	Beginning Account Value May 1, 2018	Ending Account Value October 31, 2018	Expenses Paid During Period* May 1, 2018 - October 31, 2018
Actual	$1,000.00	$832.40	$6.60
Hypothetical (5% return before expenses)	1,000.00	1,018.00	7.27

*

Expenses are equal to the Fund’s annualized six-month expense ratio (including interest expense) of 1.43% for The Tocqueville Gold Fund, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

Annual Report	25

The Delafield Fund

	Beginning Account Value May 1, 2018	Ending Account Value October 31, 2018	Expenses Paid During Period* May 1, 2018 - October 31, 2018
Actual	$1,000.00	$930.00	$6.08
Hypothetical (5% return before expenses)	1,000.00	1,018.90	6.36

*

Expenses are equal to the Fund’s annualized six-month expense ratio of 1.25% for The Delafield Fund, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

The Tocqueville Select Fund

	Beginning Account Value May 1, 2018	Ending Account Value October 31, 2018	Expenses Paid During Period* May 1, 2018 - October 31, 2018
Actual	$1,000.00	$956.10	$6.16
Hypothetical (5% return before expenses)	1,000.00	1,018.90	6.36

*

Expenses are equal to the Fund’s annualized six-month expense ratio of 1.25% for The Tocqueville Select Fund, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

26	October 31, 2018

The Tocqueville Fund

Financial Highlights

Per share operating performance (For a share outstanding throughout the year)	Years Ended October 31,
	2018	2017		2016		2015	2014
Net asset value, beginning of year	$38.60	$33.72		$32.91		$34.18	$30.67

Operations:
Net investment income (1)	0.35	0.37		0.42		0.37	0.28
Net realized and unrealized gain (loss)	0.45	6.40		1.07		(0.19)	3.78

Total from investment operations *	0.80	6.77		1.49		0.18	4.06

Distributions to shareholders:
Dividends from net investment income	(0.33)	(0.39)		(0.35)		(0.25)	(0.30)
Distributions from net realized gains	(3.23)	(1.50)		(0.33)		(1.20)	(0.25)

Total distributions	(3.56)	(1.89)		(0.68)		(1.45)	(0.55)

Change in net asset value for the year	(2.76)	4.88		0.81		(1.27)	3.51

Net asset value, end of year	$35.84	$38.60		$33.72		$32.91	$34.18

* Includes redemption fees per share of	N/A	N/A		N/A		0.00 (2)	0.00 (2)
Total Return	2.0%	20.9%		4.6%		0.5%	13.4%
Ratios/supplemental data
Net assets, end of year (000)	$272,043	$293,637		$283,126		$309,267	$380,561
Ratio to average net assets:
Expenses before waiver/reimbursement	1.26%	1.27%		1.27%		1.29%	1.25%
Expenses after waiver/reimbursement	1.25%	1.26	%(3)	1.24	%(3)	1.25%	1.24%
Net investment income before waiver/reimbursement	0.91%	0.97%		1.18%		0.91%	0.84%
Net investment income after waiver/reimbursement	0.92%	0.98%		1.21%		0.95%	0.85%
Portfolio turnover rate	19%	10%		12%		15%	19%

(1)	Net investment income per share is calculated using the ending balance prior to consideration or adjustment for permanent book-to-tax differences.
(2)	Represents less than $0.01.
(3)	Includes 0.01% of interest expense. Interest expense is not included in the Fund’s waiver/reimbursement.

The Accompanying Notes are an Integral Part of these Financial Statements.

Annual Report	27

The Tocqueville Opportunity Fund

Financial Highlights

Per share operating performance (For a share outstanding throughout the year)	Years Ended October 31,
	2018		2017		2016	2015	2014
Net asset value, beginning of year	$26.12		$19.14		$21.41	$22.78	$21.29

Operations:
Net investment loss (1)	(0.29)		(0.37)		(0.29)	(0.15)	(0.22)
Net realized and unrealized gain (loss)	1.63		7.35		(1.98)	1.98	2.80

Total from investment operations *	1.34		6.98		(2.27)	1.83	2.58

Distributions to shareholders:
Dividends from net investment income	—		—		—	—	—
Distributions from net realized gains	(0.86)		—		—	(3.20)	(1.09)

Total distributions	(0.86)		—		—	(3.20)	(1.09)

Change in net asset value for the year	0.48		6.98		(2.27)	(1.37)	1.49

Net asset value, end of year	$26.60		$26.12		$19.14	$21.41	$22.78

* Includes redemption fees per share of	N/A		N/A		N/A	0.00 (2)	0.00 (2)
Total Return	5.3%		36.5%		(10.6)%	9.1%	12.6%
Ratios/supplemental data
Net assets, end of year (000)	$82,106		$77,773		$92,958	$153,456	$80,324
Ratio to average net assets:
Expenses before waiver/reimbursement	1.33%		1.38%		1.38%	1.31%	1.30%
Expenses after waiver/reimbursement	1.26	%(3)	1.30	%(3)(4)	1.38%	1.31%	1.30%
Net investment loss before waiver/reimbursement	(1.13)%		(1.05)%		(0.94)%	(0.95)%	(0.90)%
Net investment loss after waiver/reimbursement	(1.06)%		(0.97	)%(4)	(0.94)%	(0.95)%	(0.90)%
Portfolio turnover rate	151%		133%		108%	101%	92%

(1)	Net investment loss per share is calculated using the ending balance prior to consideration or adjustment for permanent book-to-tax differences.
(2)	Represents less than $0.01.
(3)	Includes interest expense of 0.01% for the year ended October 31, 2018 and 0.05% for the year ended October 31, 2017. Interest expense is not included in the Fund’s waiver/reimbursement.
(4)	Expense waiver of 1.25% was implemented on November 1, 2016.

The Accompanying Notes are an Integral Part of these Financial Statements.

28	October 31, 2018

The Tocqueville International Value Fund

Financial Highlights

Per share operating performance (For a share outstanding throughout the year)	Years Ended October 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$17.58	$14.44	$14.59	$14.48	$14.71

Operations:
Net investment income (1)	0.24	0.14	0.14	0.15	0.15
Net realized and unrealized gain (loss)	(2.53)	3.23	0.14	0.80	(0.15)

Total from investment operations *	(2.29)	3.37	0.28	0.95	—

Distributions to shareholders:
Dividends from net investment income	(0.17)	(0.15)	(0.25)	(0.32)	(0.23)
Distributions from net realized gains	(0.06)	(0.08)	(0.18)	(0.52)	—

Total distributions	(0.23)	(0.23)	(0.43)	(0.84)	(0.23)

Change in net asset value for the year	(2.52)	3.14	(0.15)	0.11	(0.23)

Net asset value, end of year	$15.06	$17.58	$14.44	$14.59	$14.48

* Includes redemption fees per share of	N/A	N/A	N/A	0.00 (2)	0.00 (2)
Total Return	(13.2)%	23.7%	2.0%	7.2%	(0.0)%
Ratios/supplemental data
Net assets, end of year (000)	$1,060,000	$1,120,994	$525,808	$333,762	$237,051
Ratio to average net assets:
Expenses before waiver/reimbursement	1.48%	1.53%	1.58%	1.57%	1.54%
Expenses after waiver/reimbursement	1.25%	1.25%	1.25%	1.25%	1.25%
Net investment income before waiver/reimbursement	1.09%	0.73%	0.90%	0.71%	0.62%
Net investment income after waiver/reimbursement	1.32%	1.01%	1.23%	1.03%	0.91%
Portfolio turnover rate	25%	22%	26%	42%	31%

(1)	Net investment income per share is calculated using the ending balance prior to consideration or adjustment for permanent book-to-tax differences.
(2)	Represents less than $0.01.

The Accompanying Notes are an Integral Part of these Financial Statements.

Annual Report	29

The Tocqueville Gold Fund

Financial Highlights

Per share operating performance (For a share outstanding throughout the year)	Years Ended October 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$35.64	$39.32	$26.04	$30.38	$38.01

Operations:
Net investment loss (1)	(0.38)	(0.39)	(0.33)	(0.27)	(0.08)
Net realized and unrealized gain (loss)	(6.25)	(3.29)	13.61	(4.07)	(7.55)

Total from investment operations *	(6.63)	(3.68)	13.28	(4.34)	(7.63)

Distributions to shareholders:
Dividends from net investment income	—	—	—	—	—
Distributions from net realized gains	—	—	—	—	—

Total distributions	—	—	—	—	—

Change in net asset value for the year	(6.63)	(3.68)	13.28	(4.34)	(7.63)

Net asset value, end of year	$29.01	$35.64	$39.32	$26.04	$30.38

* Includes redemption fees per share of	0.00 (2)	0.01	0.01	0.01	0.02
Total Return	(18.6)%	(9.4)%	51.0%	(14.3)%	(20.1)%
Ratios/supplemental data
Net assets, end of year (000)	$859,394	$1,153,287	$1,365,282	$947,367	$1,138,557
Ratio to average net assets:
Expense	1.42%	1.38%	1.39%	1.43%	1.36%
Net investment loss	(0.88)%	(0.95)%	(0.91)%	(0.84)%	(0.78)%
Portfolio turnover rate	9%	14%	15%	11%	10%

(1)	Net investment loss per share is calculated using the ending balance prior to consideration or adjustment for permanent book-to-tax differences.
(2)	Represents less than $0.01.

The Accompanying Notes are an Integral Part of these Financial Statements.

30	October 31, 2018

The Delafield Fund

Financial Highlights

Per share operating performance (For a share outstanding throughout the year)	Years Ended October 31,
	2018	2017		2016	2015	2014
Net asset value, beginning of year	$26.40	$26.47		$28.64	$36.40	$37.13

Operations:
Net investment loss (1)	(0.14)	(0.15)		(0.15)	(0.14)	(0.10)
Net realized and unrealized gain (loss)	(2.27)	4.91		0.78	(3.99)	0.70

Total from investment operations *	(2.41)	4.76		0.63	(4.13)	0.60

Distributions to shareholders:
Dividends from net investment income	—	—		—	—	—
Distributions from net realized gains	(3.79)	(4.83)		(2.80)	(3.63)	(1.33)

Total distributions	(3.79)	(4.83)		(2.80)	(3.63)	(1.33)

Change in net asset value for the year	(6.20)	(0.07)		(2.17)	(7.76)	(0.73)

Net asset value, end of year	$20.20	$26.40		$26.47	$28.64	$36.40

* Includes redemption fees per share of	N/A	N/A		N/A	0.00 (2)	0.00 (2)
Total Return	(10.6)%	19.0%		3.3%	(12.3)%	1.6%
Ratios/supplemental data
Net assets, end of year (000)	$237,119	$373,353		$400,827	$674,525	$1,475,139
Ratio to average net assets:
Expenses before waiver/reimbursement	1.32%	1.31%		1.29%	1.25%	1.21%
Expenses after waiver/reimbursement	1.25%	1.25	%(3)	1.29%	1.25%	1.21%
Net investment loss before waiver/reimbursement	(0.55)%	(0.55)%		(0.33)%	(0.15)%	(0.24)%
Net investment loss after waiver/reimbursement	(0.48)%	(0.49	)%(3)	(0.33)%	(0.15)%	(0.24)%
Portfolio turnover rate	40%	36%		39%	19%	34%

(1)	Net investment loss per share is calculated using the ending balance prior to consideration or adjustment for permanent book-to-tax differences.
(2)	Represents less than $0.01.
(3)	Expense waiver of 1.25% was implemented on November 1, 2016.

The Accompanying Notes are an Integral Part of these Financial Statements.

Annual Report	31

The Tocqueville Select Fund

Financial Highlights

Per share operating performance (For a share outstanding throughout the year)	Years Ended October 31,
	2018	2017		2016	2015	2014
Net asset value, beginning of year	$11.87	$11.43		$12.08	$14.90	$15.57

Operations:
Net investment loss (1)	(0.05)	(0.06)		(0.07)	(0.08)	(0.07)
Net realized and unrealized gain (loss)	(0.70)	1.12		(0.18)	(1.00)	0.94

Total from investment operations *	(0.75)	1.06		(0.25)	(1.08)	0.87

Distributions to shareholders:
Dividends from net investment income	—	—		—	—	—
Distributions from net realized gains	(0.22)	(0.62)		(0.40)	(1.74)	(1.54)

Total distributions	(0.22)	(0.62)		(0.40)	(1.74)	(1.54)

Change in net asset value for the year	(0.97)	0.44		(0.65)	(2.82)	(0.67)

Net asset value, end of year	$10.90	$11.87		$11.43	$12.08	$14.90

* Includes redemption fees per share of	N/A	N/A		N/A	0.00 (2)	0.00 (2)
Total Return	(6.4)%	8.9%		(1.9)%	(8.0)%	6.1%
Ratios/supplemental data
Net assets, end of year (000)	$39,225	$49,453		$63,812	$81,813	$108,060
Ratio to average net assets:
Expenses before waiver/reimbursement	1.37%	1.37%		1.37%	1.36%	1.32%
Expenses after waiver/reimbursement	1.25%	1.25	%(3)	1.37%	1.36%	1.32%
Net investment loss before waiver/reimbursement	(0.50)%	(0.47)%		(0.45)%	(0.52)%	(0.50)%
Net investment loss after waiver/reimbursement	(0.38)%	(0.35	)%(3)	(0.45)%	(0.52)%	(0.50)%
Portfolio turnover rate	27%	24%		32%	43%	32%

(1)	Net investment loss per share is calculated using the ending balance prior to consideration or adjustment for permanent book-to-tax differences.
(2)	Represents less than $0.01.
(3)	Expense waiver of 1.25% was implemented on November 1, 2016.

The Accompanying Notes are an Integral Part of these Financial Statements.

32	October 31, 2018

The Tocqueville Fund

Schedule of Investments as of October 31, 2018

Common Stocks—94.2%	Shares	Value
Automobiles & Components—1.2%
Ford Motor Co.	350,000	$3,342,500
Banks—1.4%
Bank of America Corp.	100,000	2,750,000
JPMorgan Chase & Co.	9,000	981,180
		3,731,180
Capital Goods—8.0%
Arconic, Inc.	175,000	3,557,750
Caterpillar, Inc.	25,000	3,033,000
Fluor Corp.	25,000	1,096,500
Illinois Tool Works, Inc.	40,000	5,102,800
Parker-Hannifin Corp.	13,000	1,971,190
The Boeing Co.	20,000	7,097,200
		21,858,440
Commercial & Professional Services—1.2%
Steelcase, Inc.—Class A	200,000	3,320,000
Consumer Services—2.3%
McDonald’s Corp.	35,000	6,191,500
Diversified Financials—2.2%
The Bank of New York Mellon Corp.	125,000	5,916,250
Energy—6.2%
Exxon Mobil Corp.	100,000	7,968,000
Halliburton Co.	130,000	4,508,400
Pioneer Natural Resources Co.	29,000	4,270,830
		16,747,230
Food & Staples Retailing—3.3%
Walmart, Inc.	90,000	9,025,200
Food, Beverage & Tobacco—4.0%
Campbell Soup Co.	100,000	3,741,000
The Coca-Cola Co.	150,000	7,182,000
		10,923,000
Health Care Equipment & Services—1.3%
Abbott Laboratories	50,000	3,447,000
Household & Personal Products—5.4%
Colgate-Palmolive Co.	100,000	5,955,000
The Procter & Gamble Co.	100,000	8,868,000
		14,823,000
Insurance—2.7%
Aflac, Inc.	100,000	4,307,000
Brighthouse Financial, Inc.(a)	25,000	990,750
MetLife, Inc.	50,000	2,059,500
		7,357,250
Materials—6.6%
BHP Billiton Ltd.—ADR(b)	50,000	2,309,000
DowDuPont, Inc.	100,000	5,392,000
Goldcorp, Inc.(b)	100,000	902,000
Nutrien Ltd.(b)	40,000	2,117,200
Sonoco Products Co.	75,000	4,093,500
Vulcan Materials Co.	30,000	3,034,200
		17,847,900
Media—1.7%
The Walt Disney Co.	40,000	4,593,200
Media & Entertainment—2.8%
Alphabet, Inc.—Class A(a)	7,000	7,634,060
Pharmaceuticals, Biotechnology & Life Sciences—12.7%
Biogen, Inc.(a)	10,000	3,042,700
Ionis Pharmaceuticals, Inc.(a)	75,000	3,716,250
Johnson & Johnson	70,000	9,799,300
Merck & Co., Inc.	125,000	9,201,250
Nektar Therapeutics(a)	5,000	193,400
Pfizer, Inc.	200,000	8,612,000
		34,564,900
Retailing—2.9%
Amazon.com, Inc.(a)	5,000	7,990,050
Semiconductors & Semiconductor Equipment—5.5%
Applied Materials, Inc.	150,000	4,932,000
Intel Corp.	150,000	7,032,000
QUALCOMM, Inc.	50,000	3,144,500
		15,108,500
Software & Services—9.6%
Automatic Data Processing, Inc.	75,000	10,806,000
Facebook, Inc.—Class A(a)	30,000	4,553,700
Microsoft Corp.	100,000	10,681,000
		26,040,700

Annual Report	33

The Accompanying Footnotes are an Integral Part of these Financial Statements.

The Tocqueville Fund

Schedule of Investments as of October 31, 2018

Common Stocks—94.2%	Shares	Value
Technology Hardware & Equipment—3.8%
Apple, Inc.	47,500	$10,395,850
Bio-key International, Inc.(a)(c)(d) (Originally acquired 09/16/05, Cost $0)	1,963	—
		10,395,850
Telecommunication Services—2.1%
Verizon Communications, Inc.	100,000	5,709,000
Transportation—2.6%
Delta Air Lines, Inc.	100,000	5,473,000
Kansas City Southern	15,000	1,529,400
		7,002,400
Utilities—4.7%
NextEra Energy, Inc.	74,000	12,765,000
Total Common Stocks (Cost $131,132,132)		256,334,110
Preferred Stock—0.0%
Health Care Equipment & Supplies—0.0%
Velico Medical, Inc.(c)(d) (Originally acquired 10/13/16, Cost $0)	400,000	1,600
Total Preferred Stock (Cost $—)		1,600
Real Estate Investment Trust (REIT)—2.0%
Real Estate—2.0%
Weyerhaeuser Co.	200,000	5,326,000
Total Real Estate Investment Trust (Cost $3,645,642)		5,326,000
Exchange-Traded Fund (ETF) —1.1%
Metals and Mining—1.1%
SPDR S&P Metals & Mining ETF	100,000	3,057,000
Total Exchange-Traded Fund (Cost $1,495,845)		3,057,000
Short-Term Investment—2.2%	Shares	Value
Money Market Fund—2.2%
STIT-Treasury Portfolio—Institutional Class, 2.092%(e)	5,973,564	5,973,564
Total Short-Term Investment (Cost $5,973,564)		5,973,564
Total Investments (Cost $142,247,183)—99.5%		270,692,274
Other Assets in Excess of Liabilities—0.5%		1,351,200
Total Net Assets—100.0%		$272,043,474

Percentages are stated as a percent of net assets.

ADR American Depository Receipt

(a)	Non-income producing security.
(b)	Foreign issued Security. Foreign Concentration (including ADR’s) was as follows: Australia 0.8%; Canada 1.1%.
(c)	Denotes a security that is either fully or partially restricted to resale. The aggregate value of restricted securities as of October 31, 2018 was $1,600 which represented 0.0% of net assets.
(d)

Security is fair valued using procedures approved by the Board of Trustees which includes significant unobservable inputs and is deemed a Level 3 security. See Footnote 2. The aggregate value of fair value securities as of October 31, 2018 was $1,600 which represented 0.0% of net assets.

(e)	Rate listed is the 7-day effective yield.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The Accompanying Footnotes are an Integral Part of these Financial Statements.

34	October 31, 2018

The Tocqueville Opportunity Fund

Schedule of Investments as of October 31, 2018

Common Stocks—99.4%	Shares	Value
Automobiles & Components—0.0%
Delphi Technologies PLC(a)	1	$21
Capital Goods—2.5%
HEICO Corp.	2,343	196,414
Hexcel Corp.	600	35,112
Hubbell, Inc.	500	50,850
IDEX Corp.	3,000	380,460
Nordson Corp.	1,500	184,005
PGT Innovations, Inc.(b)	5,000	101,300
RBC Bearings, Inc.(b)	500	73,840
Rockwell Automation, Inc.	500	82,365
SiteOne Landscape Supply, Inc.(b)	3,000	204,120
Spirit AeroSystems Holdings, Inc.—Class A	500	42,005
Trex Co., Inc.(b)	3,000	183,900
United Rentals, Inc.(b)	500	60,035
WABCO Holdings, Inc.(b)	500	53,725
Watsco, Inc.	2,000	296,360
Woodward, Inc.	1,000	73,640
		2,018,131
Commercial & Professional Services—1.0%
Copart, Inc.(b)	2,000	97,820
Robert Half International, Inc.	3,000	181,590
TransUnion	8,500	558,875
		838,285
Consumer Durables & Apparel—2.4%
Cavco Industries, Inc.(b)	500	100,305
Leggett & Platt, Inc.	3,000	108,930
Lululemon Athletica, Inc.(b)	10,500	1,477,665
Roku, Inc.(b)	5,000	278,000
		1,964,900
Consumer Services—1.6%
Domino’s Pizza, Inc.	1,400	376,306
Planet Fitness, Inc.—Class A(b)	4,000	196,360
Restaurant Brands International LP(a)	37	2,015
Vail Resorts, Inc.	3,000	753,960
		1,328,641
Diversified Financials—0.8%
FactSet Research Systems, Inc.	400	89,504
MarketAxess Holdings, Inc.	150	31,451
MSCI, Inc.	1,500	225,570
S&P Global, Inc.	1,500	273,480
SEI Investments Co.	500	26,725
		646,730
Health Care Equipment & Services—9.1%
ABIOMED, Inc.(b)	1,300	443,560
Align Technology, Inc.(b)	750	165,900
Boston Scientific Corp.(b)	18,000	650,520
DexCom, Inc.(b)	9,500	1,261,315
Glaukos Corp.(b)	500	28,970
IDEXX Laboratories, Inc.(b)	3,500	742,420
Inogen, Inc.(b)	1,200	227,484
Insulet Corp.(b)	4,000	352,840
Intuitive Surgical, Inc.(b)	3,500	1,824,130
iRhythm Technologies, Inc.(b)	5,000	386,300
Medidata Solutions, Inc.(b)	3,500	246,050
STAAR Surgical Co.(b)	14,000	561,540
Veeva Systems, Inc.—Class A(b)	6,000	548,100
		7,439,129
Materials—0.1%
Berry Global Group, Inc.(b)	1,500	65,430
Worthington Industries, Inc.	500	20,940
		86,370
Media—0.5%
Live Nation Entertainment, Inc.(b)	8,000	418,400
Media & Entertainment—4.3%
Alphabet, Inc.—Class C(b)	1,900	2,045,863
Match Group, Inc.(b)	13,000	672,360
Spotify Technology SA(a)(b)	5,500	823,295
		3,541,518
Pharmaceuticals, Biotechnology & Life Sciences—24.7%
ACADIA Pharmaceuticals, Inc.(b)	22,000	428,560
Aerie Pharmaceuticals, Inc.(b)	13,000	691,340
Alnylam Pharmaceuticals, Inc.(b)	1,000	80,430
Amarin Corp PLC—ADR(a)(b)	9,500	197,885
Atara Biotherapeutics, Inc.(b)	8,500	290,445

The Accompanying Footnotes are an Integral Part of these Financial Statements.

Annual Report	35

The Tocqueville Opportunity Fund

Schedule of Investments as of October 31, 2018

Common Stocks—99.4%	Shares	Value
Audentes Therapeutics, Inc.(b)	7,500	$211,500
BioMarin Pharmaceutical, Inc.(b)	2,500	230,425
Bluebird Bio, Inc.(b)	16,500	1,892,550
Cellectis SA—ADR(a)(b)	2,500	63,475
CRISPR Therapeutics AG(a)(b)	500	16,385
Editas Medicine, Inc.(b)	14,000	354,620
Forward Pharma A/S—ADR(a)(b)	1,000	1,230
Genfit(a)(b)	500	11,677
Genmab A/S(a)(b)	6,500	890,495
Global Blood Therapeutics, Inc.(b)	1,500	52,635
GW Pharmaceuticals PLC—ADR(a)(b)	7,000	962,430
Immunomedics, Inc.(b)	36,500	822,345
Intellia Therapeutics, Inc.(b)	10,500	178,290
Intercept Pharmaceuticals, Inc.(b)	5,000	480,050
Intra-Cellular Therapies, Inc.(b)	10,000	169,800
Iovance Biotherapeutics, Inc.(b)	18,000	163,440
Loxo Oncology, Inc.(b)	5,500	839,630
Madrigal Pharmaceuticals, Inc.(b)	1,500	286,290
Mettler-Toledo International, Inc.(b)	500	273,410
Neurocrine Biosciences, Inc.(b)	8,000	857,200
Pacira Pharmaceuticals, Inc.(b)	10,000	488,900
REGENXBIO, Inc.(b)	10,000	666,700
Sage Therapeutics, Inc.(b)	22,500	2,895,300
Sarepta Therapeutics, Inc.(b)	28,500	3,812,160
Seattle Genetics, Inc.(b)	2,500	140,325
Spark Therapeutics, Inc.(b)	9,000	404,910
Vertex Pharmaceuticals, Inc.(b)	1,500	254,190
Viking Therapeutics, Inc.(b)	20,000	272,000
Voyager Therapeutics, Inc.(b)	35,000	474,950
Xencor, Inc.(b)	2,500	81,800
Zogenix, Inc.(b)	8,500	354,960
		20,292,732
Retailing—4.5%
Amazon.com, Inc.(b)	1,900	3,036,219
RH(b)	1,200	138,852
Ulta Beauty, Inc.(b)	600	164,712
Wayfair, Inc.—Class A(b)	3,000	330,870
		3,670,653
Semiconductors & Semiconductor Equipment—5.2%
Advanced Micro Devices, Inc.(b)	2,500	45,525
ams AG(a)	1,500	58,353
NVIDIA Corp.	19,300	4,069,019
Silicon Laboratories, Inc.(b)	800	65,224
		4,238,121
Software & Services—41.2%
Activision Blizzard, Inc.	500	34,525
Adobe, Inc.(b)	5,500	1,351,680
ANSYS, Inc.(b)	1,500	224,325
Appian Corp.(b)	2,000	51,420
Apptio, Inc.—Class A(b)	3,000	77,700
Aspen Technology, Inc.(b)	3,000	254,670
Atlassian Corp. PLC—Class A(a)(b)	3,500	265,685
Broadridge Financial Solutions, Inc.	5,000	584,700
Cadence Design Systems, Inc.(b)	5,000	222,850
Cloudera, Inc.(b)	1,500	20,640
CoStar Group, Inc.(b)	500	180,710
Coupa Software, Inc.(b)	17,000	1,102,110
DocuSign, Inc.(b)	2,000	83,880
Dropbox, Inc.—Class A(b)	1,500	35,205
EPAM Systems, Inc.(b)	2,000	238,940
Euronet Worldwide, Inc.(b)	3,500	389,130
Fair Isaac Corp.(b)	2,500	481,775
Fidelity National Information Services, Inc.	500	52,050
Fiserv, Inc.(b)	3,000	237,900
Fortinet, Inc.(b)	4,500	369,810
Gartner, Inc.(b)	1,000	147,520
Global Payments, Inc.	3,500	399,805
GoDaddy, Inc.—Class A(b)	6,000	439,020
GrubHub, Inc.(b)	1,500	139,110
Guidewire Software, Inc.(b)	4,000	355,880
MongoDB, Inc.(b)	2,500	203,750
New Relic, Inc.(b)	31,000	2,766,750
Nutanix, Inc.—Class A(b)	9,000	373,590
Okta, Inc.(b)	20,000	1,167,200
Paycom Software, Inc.(b)	10,500	1,314,600
Paylocity Holding Corp.(b)	17,500	1,151,325
PayPal Holdings, Inc.(b)	14,000	1,178,660
Pegasystems, Inc.	500	26,760
Proofpoint, Inc.(b)	4,500	409,275

The Accompanying Footnotes are an Integral Part of these Financial Statements.

36	October 31, 2018

The Tocqueville Opportunity Fund

Schedule of Investments as of October 31, 2018

Common Stocks—99.4%	Shares	Value
PTC, Inc.(b)	3,000	$247,230
RealPage, Inc.(b)	500	26,500
Salesforce.com, Inc.(b)	3,000	411,720
ServiceNow, Inc.(b)	22,000	3,982,880
Shopify, Inc.—Class A(a)(b)	16,500	2,279,475
Splunk, Inc.(b)	9,000	898,560
Square, Inc.—Class A(b)	13,500	991,575
SS&C Technologies Holdings, Inc.	2,000	102,320
Tableau Software, Inc.—Class A(b)	3,000	320,040
Talend SA—ADR(a)(b)	1,000	61,950
The Ultimate Software Group, Inc.(b)	1,550	413,276
Total System Services, Inc.	9,500	865,925
The Trade Desk, Inc.—Class A(b)	2,000	247,100
Twilio, Inc.—Class A(b)	10,000	752,200
Tyler Technologies, Inc.(b)	1,500	317,490
Upland Software, Inc.(b)	3,000	94,620
WEX, Inc.(b)	1,500	263,940
Wirecard AG(a)	3,000	562,018
Workday, Inc.—Class A(b)	19,500	2,593,890
Worldpay, Inc.—Class A(b)	8,000	734,720
Zendesk, Inc.(b)	16,000	879,520
Zscaler, Inc.(b)	13,000	471,770
		33,851,669
Technology Hardware & Equipment—1.3%
II-VI, Inc.(b)	1,000	37,230
Lumentum Holdings, Inc.(b)	4,000	218,600
Palo Alto Networks, Inc.(b)	3,500	640,640
Universal Display Corp.	1,000	123,010
Viavi Solutions, Inc.(b)	5,000	57,650
		1,077,130
Transportation—0.2%
Knight-Swift Transportation Holdings, Inc.	500	16,000
Union Pacific Corp.	1,000	146,220
		162,220
Total Common Stocks (Cost $60,664,662)		81,574,650
Real Estate Investment Trust—0.0%	Shares		Value
Real Estate—0.0%
Equinix, Inc.	1		379
Total Real Estate Investment Trust (Cost $297)			379
Purchased Call Options—0.3%	Contracts	Notional Amount
Energy—0.0%
Schlumberger Ltd. Expiration: January 2019, Exercise Price $65.00(b)	400	2,600,000	5,200
Pharmaceuticals, Biotechnology & Life Sciences—0.1%
Alnylam Pharmaceuticals, Inc. Expiration: December 2018, Exercise Price $100.00(b)	150	1,500,000	23,250
Sage Therapeutics, Inc. Expiration: November 2018, Exercise Price $160.00(b)	125	2,000,000	18,750
			42,000
Software & Services—0.0%
Alphabet, Inc. Expiration: November 2018, Exercise Price $1250.00(b)	70	8,750,000	2,450
Microsoft Corp. Expiration: November 2018, Exercise Price $110.00(b)	200	2,200,000	27,000
			29,450

The Accompanying Footnotes are an Integral Part of these Financial Statements.

Annual Report	37

The Tocqueville Opportunity Fund

Schedule of Investments as of October 31, 2018

Purchased Call Options—0.3%	Contracts	Notional Amount	Value
Technology Hardware & Equipment—0.2%
Apple, Inc. Expiration: November 2018, Exercise Price $215.00(b)	125	2,687,500	$125,625
Apple, Inc. Expiration: November 2018, Exercise Price $220.00(b)	100	2,200,000	49,700
			175,325
Total Purchased Options (Cost $814,774)			251,975
Short-Term Investment—0.1%	Shares
Money Market Fund—0.1%
STIT-Treasury Portfolio—Instiutional Class, 2.092%(c)	99,380		99,380
Total Short-Term Investment (Cost $99,380)			99,380
Total Investments (Cost $61,579,113)—99.8%			81,926,384
Other Assets in Excess of Liabilities—0.2%			179,373
Total Net Assets—100.0%			$82,105,757

Percentages	are stated as a percent of net assets.
ADR	American Depository Receipt
(a)

Foreign issued Security. Foreign Concentration (including ADR’s) was as follows: Austria 0.1%; Canada 2.8%; Denmark 1.1%; France 0.2%; Germany 0.7%; Jersey 0.0%; Luxembourg 1.0%; Switzerland 0.0%; United Kingdom 1.7%.

(b)	Non-income producing security.
(c)	Rate listed is the 7-day effective yield.

The Accompanying Footnotes are an Integral Part of these Financial Statements.

38	October 31, 2018

The Tocqueville International Value Fund

Schedule of Investments as of October 31, 2018

Common Stocks—91.9%	Shares	Value
Australia—2.7%
BHP Billiton Ltd.—ADR	617,130	$28,499,063
Belgium—2.5%
Groupe Bruxelles Lambert SA	282,712	26,292,952
Brazil—1.6%
Ambev SA—ADR	4,081,500	17,672,895
Canada—1.8%
Nutrien Ltd.	357,554	18,925,333
Cayman Islands—0.6%
Baidu, Inc.—ADR(a)	32,390	6,156,043
Denmark—2.8%
ISS A/S	904,275	29,697,457
Finland—2.2%
Nokia OYJ—ADR	4,186,100	23,525,882
France—16.7%
Bollore SA	6,321,729	26,745,778
Bureau Veritas SA	1,191,573	26,881,841
Cie de Saint-Gobain	586,528	22,095,226
Danone SA	239,800	16,980,960
IPSOS	363,804	9,687,514
Publicis Groupe SA	322,575	18,672,773
Sanofi	400,666	35,803,551
Sopra Steria Group	185,000	20,490,060
		177,357,703
Germany—7.7%
Bayer AG	283,692	21,745,573
Continental AG	31,900	5,273,369
Infineon Technologies AG	1,084,069	21,721,259
Siemens AG—ADR	399,780	22,963,363
Wacker Neuson SE	443,119	9,840,455
		81,544,019
Hong Kong—1.8%
Clear Media Ltd.(b) (Originally acquired 10/08/09, Cost $14,895,581)	15,955,100	12,207,500
Kerry Logistics Network Ltd.	4,409,500	6,993,046
		19,200,546
Ireland—2.5%
CRH PLC	878,600	26,206,901
Japan—17.9%
Amano Corp.	1,201,400	25,545,941
Asics Corp.	1,446,600	20,937,410
FANUC Corp.	138,170	24,037,029
Hitachi Ltd.	745,368	22,786,045
Hoya Corp.	357,600	20,231,506
Kao Corp.	300,900	20,016,538
Makita Corp.	522,200	18,053,691
Mitsubishi UFJ Financial Group, Inc.	4,748,800	28,742,078
Toho Co., Ltd.	286,380	9,343,262
		189,693,500
Netherlands—1.9%
Unilever NV—ADR	378,000	20,328,840
Netherlands Antilles—2.2%
Schlumberger Ltd.	454,200	23,305,002
Spain—4.7%
Applus Services SA	2,255,869	30,668,287
Banco Santander SA	3,957,500	18,829,514
		49,497,801
Switzerland—6.6%
Credit Suisse Group AG—ADR	1,468,378	18,986,127
Novartis AG—ADR	341,700	29,885,082
UBS Group AG	1,541,113	21,421,471
		70,292,680
United Kingdom—12.4%
AVEVA Group PLC	512,625	17,147,377
Diageo PLC—ADR	157,490	21,758,818
Lloyds Banking Group PLC	24,493,812	17,874,112
Micro Focus International PLC	1,272,000	19,718,824
Royal Dutch Shell PLC—Class B—ADR	457,658	30,072,707
Smiths Group PLC	1,394,614	24,859,737
		131,431,575

The Accompanying Footnotes are an Integral Part of these Financial Statements.

Annual Report	39

The Tocqueville International Value Fund

Schedule of Investments as of October 31, 2018

Common Stocks—91.9%	Shares	Value
United States—3.3%
Aflac, Inc.	644,300	$27,750,001
Estre Ambiental SA(a)	1,440,000	6,940,800
		34,690,801
Total Common Stocks (Cost $979,308,200)		974,318,993
Preferred Stock—2.3%
Republic of Korea—2.3%
Samsung Electronics Co., Ltd.	760,300	23,988,035
Total Preferred Stock (Cost $18,308,489)		23,988,035
Short-Term Investments—5.8%
Money Market Fund—4.9%
STIT-Treasury Portfolio—Institutional Class, 2.092%(c)	52,200,000	52,200,000
Money Market Deposit Account—0.9%	Principal Amount
U.S. Bank Money Market Deposit Account, 0.300%	$9,101,661	9,101,661
Total Short-Term Investments (Cost $61,301,661)		61,301,661
Total Investments (Cost $1,058,918,350)—100.0%		1,059,608,689
Other Assets in Excess of Liabilities—0.0%		391,419
Total Net Assets—100.0%		$1,060,000,108

Percentages are stated as a percent of net assets.

ADR American Depository Receipt

(a) Non-income producing security.

(b)	Denotes a security that is either fully or partially restricted to resale. The value of restricted securities as of October 31, 2018 was $12,207,500, which represented 1.2% of net assets.
(c)	Rate listed is the 7-day effective yield.

The Accompanying Footnotes are an Integral Part of these Financial Statements.

40	October 31, 2018

The Tocqueville Gold Fund

Schedule of Investments as of October 31, 2018

Common Stocks—77.1%	Shares	Value
Gold Related Securities—68.9%
Australia—4.9%
Evolution Mining Ltd.	6,193,374	$13,069,799
Newcrest Mining Ltd.	654,300	9,549,491
Northern Star Resources Ltd.	3,187,500	19,818,466
		42,437,756
Canada—53.1%
Agnico Eagle Mines Ltd.	236,200	8,352,032
Agnico Eagle Mines Ltd.(a)	526,485	18,596,644
Alacer Gold Corp.(b)	4,091,800	6,682,646
Alamos Gold, Inc.	2,469,500	9,853,305
Almaden Minerals Ltd.—Class B(b)(c)	5,607,319	2,853,815
Argonaut Gold, Inc.(b)(c)	2,837,000	2,779,999
ATAC Resources Ltd.(b)(c)	9,784,891	2,750,131
B2Gold Corp.(b)	9,273,700	22,813,302
Barkerville Gold Mines Ltd.(b)	7,110,000	2,268,373
Corvus Gold, Inc.(b)(c)	3,226,901	6,379,583
Corvus Gold, Inc.(a)(b)(c)	13,578,800	26,508,805
Corvus Gold, Inc.(b)(c)	1,739,130	3,395,164
Detour Gold Corp.(b)	4,470,100	32,970,998
East Asia Minerals Corp.(b)(c)	13,290,993	858,168
Falco Resources Ltd.(b)(c)	16,222,300	4,004,898
Franco-Nevada Corp.(b)	605,900	37,841,998
GoGold Resources, Inc.(b)	3,968,500	708,418
Goldcorp, Inc.	1,935,910	17,484,880
Gold Standard Ventures Corp.(b)	7,011,700	10,386,125
IAMGOLD Corp.(b)	3,880,500	13,271,310
International Tower Hill Mines Ltd.(b)(c)	5,738,836	2,725,947
International Tower Hill Mines Ltd.(a)(b)(c)	20,331,298	9,266,420
Jaguar Mining, Inc.(b)(c)	64,330,707	10,017,695
Kinross Gold Corp.(b)	4,234,167	10,966,492
Novagold Resources, Inc.(b)	2,831,300	11,410,139
NuLegacy Gold Corp.(b)(c)	28,556,090	3,687,596
OceanaGold Corp.(a)	1,551,100	4,465,547
OceanaGold Corp.	4,431,459	12,629,658
Osisko Gold Royalties Ltd.	24,340	186,201
Osisko Gold Royalties Ltd.(a)	2,014,400	15,424,173
Osisko Mining, Inc.(b)	7,704,239	15,625,598
Pan American Silver Corp.	2,755,798	40,455,115
Premier Gold Mines Ltd.(b)(c)	8,630,160	11,275,685
Rockhaven Resources Ltd.(b)	4,631,500	422,181
SEMAFO, Inc.(b)(c)	11,300,000	24,634,000
Strategic Metals Ltd.(b)(c)	10,113,400	2,650,403
Torex Gold Resources, Inc.(b)	1,678,100	15,283,846
Trifecta Gold Ltd.(b)(c)	2,325,199	110,392
Wesdome Gold Mines Ltd.(b)	600,000	1,727,373
Wheaton Precious Metals Corp.	1,491,675	24,508,220
Yamana Gold, Inc.	3,524,000	7,999,480
		456,232,755
Jersey—1.9%
Randgold Resources Ltd.—ADR	201,400	15,817,956
Peru—1.2%
Cia de Minas Buenaventura SAA—ADR	798,100	11,045,704
United Kingdom—2.2%
Fresnillo PLC	1,742,300	18,898,393
United States—5.6%
Contango ORE, Inc.(b)	263,200	5,217,940
Electrum Ltd.(b)(d)(e) (Originally acquired 12/21/07, Cost $13,065,361)	2,127,287	106,364
Newmont Mining Corp.	613,600	18,972,512
Royal Gold, Inc	312,200	23,923,886
		48,220,702
Total Gold Related Securities		592,653,266

The Accompanying Footnotes are an Integral Part of these Financial Statements.

Annual Report	41

The Tocqueville Gold Fund

Schedule of Investments as of October 31, 2018

Common Stocks—77.1%	Shares	Value
Other Precious Metals Related Securities—7.3%
Canada—6.1%
Bear Creek Mining Corp.(b)(c)	7,413,200	$7,207,943
Ivanhoe Mines Ltd.—Class A(b)	7,882,379	14,849,253
MAG Silver Corp.(b)(c)	1,432,665	10,295,120
MAG Silver Corp.(b)(c)	2,661,600	19,030,440
Nickel Creek Platinum Ltd.(b)(c)	12,379,201	1,081,399
		52,464,155
United States—1.2%
Sunshine Mining & Refining(b)(d)(e) (Originally acquired 03/15/11, Cost $21,353,108)	2,300,212	10,350,954
Total Other Precious Metals Related Securities		62,815,109
Other Securities—0.9%
United States—0.9%
Gold Bullion International LLC(b)(c)(d)(e) (Originally acquired 05/12/10, Cost $5,000,000)	5,000,000	6,893,000
I-Pulse, Inc.(b)(d)(e) (Originally acquired 10/09/07, Cost $175,524)	74,532	640,975
Total Other Securities		7,533,975
Total Common Stocks (Cost $970,302,756)		663,002,350
Private Fund—1.9%
Gold Related Security—1.9%
Tocqueville Bullion Reserve LP—Class G(b)(c)(d)(e) (Originally acquired 11/28/11, Cost $25,000,000)	13,806	16,113,165
Total Private Fund (Cost $25,000,000)		16,113,165
Gold Bullion—16.9%	Ounces	Value
Gold Bullion(b)	119,680	145,381,919
Total Gold Bullion (Cost $70,975,249)		145,381,919
Warrants—0.1%	Shares
Gold Related Securities—0.1%
Canada—0.1%
Almaden Minerals Ltd. Expiration: 08/08/2019, Exercise Price: CAD $2.00(b)(c)(d)(e) (Originally acquired 02/03/17, Cost $0)	79,585	1,143
Almaden Minerals Ltd. Expiration: 11/11/2018, Exercise Price: CAD $2.00(b)(c)(d)(e) (Originally acquired 05/11/16, Cost $0)	740,741	—
Barkerville Gold Mines Ltd. Expiration: 11/16/2018, Exercise Price: CAD $1.30(b)(d)(e) (Originally acquired 05/12/17, Cost $0)	3,555,000	—
East Asia Minerals Corp. Expiration: 03/05/2020, Exercise Price: CAD $0.50(b)(c)(d)(e) (Originally acquired 03/03/17, Cost $0)	3,321,250	214,445
East Asia Minerals Corp. Expiration: 12/05/2019, Exercise Price: CAD $0.50(b)(c)(d)(e) (Originally acquired 12/05/14, Cost $0)	976,493	—

The Accompanying Footnotes are an Integral Part of these Financial Statements.

42	October 31, 2018

The Tocqueville Gold Fund

Schedule of Investments as of October 31, 2018

Warrants—0.1%	Shares	Value
East Asia Minerals Corp. Expiration: 03/05/2020, Exercise Price: CAD $0.50(b)(c)(d)(e) (Originally acquired 03/04/15, Cost $0)	4,617,560	$291,831
Equinox Gold Corp. Expiration: 04/16/2019, Exercise Price: CAD $2.92(b)(d)(e) (Originally acquired 04/03/14, Cost $0)	150,000	—
Osisko Gold Royalties Ltd. Expiration: 02/18/2022, Exercise Price: CAD $36.50(b)	274,000	132,166
Total Gold Related Securities		639,585
Other Precious Metals Related Security—0.0%
Canada—0.0%
Nickel Creek Platinum Ltd. Expiration: 08/08/22, Exercise Price: CAD $0.35(b)(c)(d)(e) (Originally acquired 08/04/17, Cost $0)	6,189,601	193,241
Total Warrants (Cost $1)		832,826
Short-Term Investment—3.9%	Shares	Value
Money Market Fund—3.9%
STIT-Treasury Portfolio—Institutional Class, 2.092%(f)	33,166,234	33,166,234
Total Short-Term Investment (Cost $33,166,234)		33,166,234
Total Investments (Cost $1,099,444,240)—99.9%		858,496,494
Other Assets in Excess of Liabilities—0.1%		897,835
Total Net Assets—100.0%		$859,394,329

Percentages are stated as a percent of net assets.

ADR American Depository Receipt

(a)	Denotes an issue that is traded on a foreign exchange when a company is listed more than once.
(b)	Non-income producing security.
(c)	Affiliated company. See Footnote 8.
(d)	Denotes a security that is either fully or partially restricted to resale. The value of restricted securities as of October 31, 2018 was $34,805,118, which represented 4.0% of net assets.
(e)

Security is fair valued using procedures approved by the Board of Trustees which includes significant unobservable inputs and is deemed either a Level 2 or 3 security. See Footnote 2. The aggregate value of fair valued securities as of October 31, 2018 was $34,805,118, which represented 4.0% of net assets.

(f)	Rate listed is the 7-day effective yield.

The Accompanying Footnotes are an Integral Part of these Financial Statements.

Annual Report	43

The Delafield Fund

Schedule of Investments as of October 31, 2018

Common Stocks—66.2%	Shares	Value
Aerospace & Defense—1.3%
Ducommun, Inc.(a)	85,000	$3,158,600
Auto Components—2.4%
Garrett Motion, Inc.(a)	165,000	2,503,050
Gentex Corp.	115,000	2,420,750
Horizon Global Corp.(a)	125,120	701,923
		5,625,723
Broadcasting—2.4%
TEGNA, Inc.	500,000	5,770,000
Building Products—1.6%
Apogee Enterprises, Inc.	102,000	3,682,200
Chemicals—13.3%
Eastman Chemical Co.	105,000	8,226,750
GCP Applied Technologies, Inc.(a)	195,000	5,064,150
HB Fuller Co.	122,500	5,446,350
Minerals Technologies, Inc.	80,000	4,380,000
PolyOne Corp.	110,000	3,554,100
WR Grace & Co.	75,000	4,859,250
		31,530,600
Commercial Services & Supplies—1.6%
Pitney Bowes, Inc.	100,000	662,000
Team, Inc.(a)	155,000	3,084,500
		3,746,500
Construction and Engineering—1.0%
Aegion Corp.(a)	120,000	2,323,200
Construction Materials—2.7%
U.S. Concrete, Inc.(a)	198,000	6,462,720
Electrical Equipment—1.9%
Acuity Brands, Inc.	36,000	4,523,040
Electronic Equipment, Instruments & Components—11.7%
Avnet, Inc.	55,000	2,203,850
Fabrinet(a)(b)	155,000	6,714,600
Flex Ltd.(a)(b)	555,000	4,362,300
Plexus Corp.(a)	65,000	3,796,000
TTM Technologies, Inc.(a)	925,000	10,822,500
		27,899,250
Energy Equipment & Services—1.0%
McDermott International, Inc.(a)(b)	312,500	2,415,628
Health Care Providers & Services—0.6%
Cross Country Healthcare, Inc.(a)	150,000	1,324,500
Household Durables—3.0%
Mohawk Industries, Inc.(a)	26,500	3,305,345
Newell Brands, Inc.	230,000	3,652,400
		6,957,745
Interactive Media & Services—1.8%
Cars.com, Inc.(a)	165,000	4,308,150
Machinery—5.5%
Crane Co.	70,000	6,092,800
Harsco Corp.(a)	165,000	4,532,550
REV Group, Inc.	225,000	2,454,750
		13,080,100
Metals & Mining—2.8%
Commercial Metals Co.	300,000	5,718,000
Schnitzer Steel Industries, Inc.—Class A	35,000	941,500
		6,659,500
Professional Services—1.9%
TrueBlue, Inc.(a)	190,000	4,432,700
Technology Hardware, Storage & Peripherals—1.5%
Electronics For Imaging, Inc.(a)	50,000	1,522,500
Hewlett Packard Enterprise Co.	125,000	1,906,250
		3,428,750
Textiles, Apparel & Luxury Goods—3.9%
Hanesbrands, Inc.	215,000	3,689,400
PVH Corp.	42,000	5,073,180
Sequential Brands Group, Inc.(a)	400,000	524,000
		9,286,580

The Accompanying Footnotes are an Integral Part of these Financial Statements.

44	October 31, 2018

The Delafield Fund

Schedule of Investments as of October 31, 2018

Common Stocks—66.2%	Shares	Value
Trading Companies & Distributors—4.3%
Rush Enterprises, Inc.—Class A	120,000	$4,246,800
WESCO International, Inc.(a)	120,000	6,021,600
		10,268,400
Total Common Stocks (Cost $140,443,414)		156,883,886
Short-Term Investments—34.2%
Money Market Fund—4.7%
STIT-Treasury Portfolio—Institutional Class, 2.092%(c)	11,169,105	11,169,105
US Treasury Bills—29.5%
1.981%, 11/01/2018(d)	50,000,000	50,000,000
2.168%, 12/27/2018(d)	20,000,000	19,931,711
		69,931,711
Total Short-Term Investments (Cost $81,102,807)		81,100,816
Total Investments (Cost $221,546,221)—100.4%		237,984,702
Liabilities in Excess of Other Assets—(0.4)%		(865,909)
Total Net Assets—100.0%		$237,118,793

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Foreign issued security. Foreign Concentration was as follows: Cayman Islands 2.8%; Panama 1.0%; Singapore 1.8%.
(c)	Rate listed is the 7-day effective yield.
(d)	Rate show is the effective yield based on purchased price. The calculation assumed the security is held to maturity.

The Accompanying Footnotes are an Integral Part of these Financial Statements.

Annual Report	45

The Tocqueville Select Fund

Schedule of Investments as of October 31, 2018

Common Stocks—92.8%	Shares	Value
Auto Components—4.9%
Gentex Corp.	92,000	$1,936,600
Building Products—2.5%
Apogee Enterprises, Inc.	26,900	971,090
Chemicals—12.3%
Eastman Chemical Co.	21,500	1,684,525
Minerals Technologies, Inc.	28,900	1,582,275
WR Grace & Co.	24,200	1,567,918
		4,834,718
Commercial Services & Supplies—4.8%
Team, Inc.(a)	95,100	1,892,490
Electrical Equipment—3.0%
Acuity Brands, Inc.	9,300	1,168,452
Electronic Equipment, Instruments & Components—11.9%
Fabrinet(a)(b)	41,300	1,789,116
Flex Ltd.(a)(b)	161,500	1,269,390
TTM Technologies, Inc.(a)	138,100	1,615,770
		4,674,276
Household Durables—6.7%
Mohawk Industries, Inc.(a)	11,000	1,372,030
Newell Brands, Inc.	78,100	1,240,228
		2,612,258
Internet Software & Services—9.7%
Cars.com, Inc.(a)	65,733	1,716,289
j2 Global, Inc.	28,400	2,068,656
		3,784,945
IT Services—5.9%
EPAM Systems, Inc.(a)	19,400	2,317,718
Machinery—9.7%
Harsco Corp.(a)	79,600	2,186,612
Stanley Black & Decker, Inc.	13,850	1,613,802
		3,800,414
Media—4.0%
TEGNA, Inc.	136,000	1,569,440
Professional Services—8.4%
ICF International, Inc.	24,800	1,826,272
TrueBlue, Inc.(a)	62,891	1,467,247
		3,293,519
Specialty Retail—3.9%
Tile Shop Holdings, Inc.	237,000	1,540,500
Trading Companies & Distributors—5.1%
WESCO International, Inc.(a)	40,300	2,022,254
Total Common Stocks (Cost $29,121,613)		36,418,674
Short-Term Investments—7.5%
Money Market Fund—4.9%
STIT-Treasury Portfolio—Institutional Class, 2.092%(c)	1,900,000	1,900,000
Money Market Deposit Account—2.6%	Principal Amount
U.S. Bank Money Market Deposit Account, 0.300%	$1,027,168	1,027,168
Total Short-Term Investments (Cost $2,927,168)		2,927,168
Total Investments (Cost $32,048,781)—100.3%		39,345,842
Liabilities in Excess of Other Assets—(0.3)%		(121,238)
Total Net Assets—100.0%		$39,224,604

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Foreign issued security. Foreign concentration was as follows: Cayman Islands 4.6%; Singapore 3.2%.
(c)	Rate listed is the 7-day effective yield.

The Accompanying Footnotes are an Integral Part of these Financial Statements.

46	October 31, 2018

Percent of Total Investments

The Tocqueville Fund

Allocation of Portfolio Holdings

October 31, 2018

The Tocqueville Opportunity Fund

Allocation of Portfolio Holdings

October 31, 2018

Annual Report	47

Percent of Total Investments

The Tocqueville International Value Fund

Allocation of Portfolio Holdings

October 31, 2018

The Tocqueville Gold Fund

Allocation of Portfolio Holdings

October 31, 2018

48	October 31, 2018

Percent of Total Investments

The Delafield Fund

Allocation of Portfolio Holdings

October 31, 2018

The Tocqueville Select Fund

Allocation of Portfolio Holdings

October 31, 2018

Annual Report	49

The Tocqueville Trust

Statements of Assets & Liabilities

October 31, 2018

	The Tocqueville Fund	The Tocqueville Opportunity Fund	The Tocqueville International Value Fund
Assets:
Investments, at value (1)	$270,692,274	$81,926,384	$1,059,608,689
Foreign currencies, at value (2)	—	—	548,314
Receivable for investments sold	13,166,426	2,040,898	1,097,282
Receivable for Fund shares sold	12,414	55,810	1,937,720
Dividends, interest and other receivables	302,927	707	5,714,482
Other assets	16,628	14,591	42,908

Total Assets	284,190,669	84,038,390	1,068,949,395

Liabilities:
Payable for investments purchased	11,798,653	1,819,400	6,001,557
Payable for foreign currencies purchased	—	1,770	1,612
Payable for Fund shares redeemed	3,649	10,517	1,604,746
Payable to Adviser (see Note 10)	188,360	55,006	756,164
Payable to Administrator	35,943	406	150,037
Payable to Trustees	16,314	5,916	68,903
Accrued distribution fee	42,619	11,167	17,572
Accrued expenses and other liabilities	61,657	28,451	348,696

Total Liabilities	12,147,195	1,932,633	8,949,287

Net Assets	$272,043,474	$82,105,757	$1,060,000,108

Net assets consist of:
Paid in capital	$122,123,863	$55,907,639	$1,057,752,403
Total distributable earnings	149,919,611	26,198,118	2,247,705

Net assets	$272,043,474	$82,105,757	$1,060,000,108

Shares of beneficial interest outstanding (unlimited shares of $0.01 par value authorized)	7,590,680	3,086,525	70,401,878
Net asset value, offering and redemption price per share	$35.84	$26.60	$15.06

(1) Cost of investments	$142,247,183	$61,579,113	$1,058,918,350
(2) Cost of foreign currencies	$—	$—	$563,978

The Accompanying Notes are an Integral Part of these Financial Statements.

50	October 31, 2018

The Tocqueville Trust

Statements of Assets & Liabilities

October 31, 2018

	The Tocqueville Gold Fund	The Delafield Fund	The Tocqueville Select Fund
Assets:
Investments, at value (1)
Unaffiliated issuers	$683,276,066	$237,984,702	$39,345,842
Affiliated issuers	175,220,428	—	—
Foreign currencies, at value (2)	929,773	—	—
Receivable for investments sold	—	—	—
Receivable for Fund shares sold	1,977,058	63,173	15,334
Dividends, interest and other receivables	51,414	73,904	21,352
Other assets	19,257	10,203	14,448

Total Assets	861,473,996	238,131,982	39,396,976

Liabilities:
Payable for investments purchased	—	303,097	117,612
Payable for foreign currencies purchased	—	—	—
Payable for Fund shares redeemed	889,598	361,378	49
Payable to Adviser (see Note 10)	679,784	192,924	26,033
Payable to Administrator	102,549	35,609	3,237
Payable to Trustees	48,045	16,207	2,305
Accrued distribution fee	46,335	23,903	5,892
Accrued expenses and other liabilities	313,356	80,071	17,244

Total Liabilities	2,079,667	1,013,189	172,372

Net Assets	$859,394,329	$237,118,793	$39,224,604

Net assets consist of:
Paid in capital	$1,498,780,597	$205,930,338	$36,207,542
Total distributable earnings	(639,386,268)	31,188,455	3,017,062

Net assets	$859,394,329	$237,118,793	$39,224,604

Shares of beneficial interest outstanding (unlimited shares of $0.01 par value authorized)	29,622,803	11,739,589	3,600,002
Net asset value, offering and redemption price per share	$29.01	$20.20	$10.90

(1) Cost of investments
Unafilliated issuers	$741,895,317	$221,546,221	$32,048,781
Affiliated issuers	$357,548,923	$—	$—
(2) Cost of foreign currencies	$934,902	$—	$—

The Accompanying Notes are an Integral Part of these Financial Statements.

Annual Report	51

The Tocqueville Trust

Statements of Operations

For the Year Ended October 31, 2018

	The Tocqueville Fund	The Tocqueville Opportunity Fund	The Tocqueville International Value Fund
Investment Income:
Dividends*	$6,300,011	$176,831	$31,189,773
Interest	15,100	1,112	1,000,786

Total investment income	6,315,111	177,943	32,190,559

Expenses:
Investment Adviser’s fee (See Note 4)	2,182,414	656,200	11,877,582
Distribution fees (See Note 4)	727,471	218,733	3,125,861
Administration fees (See Note 4)	436,483	131,240	1,680,413
Transfer agent and shareholder services fees	64,472	23,445	603,155
Trustee fees and expenses	52,022	16,213	246,173
Legal fees	46,005	12,662	211,777
Fund accounting fees	28,168	21,542	130,167
Audit fees	28,023	12,191	121,057
Blue sky fees	25,829	25,202	94,998
Other expenses (See Note 10)	17,392	7,117	99,582
Custody fees	16,950	17,668	223,367
Printing and mailing expense	14,706	3,899	116,915
Insurance expense	8,660	2,458	31,185
Interest expense	5,364	12,740	—
Registration fees	2,065	1,436	3,147

Total expenses before waiver	3,656,024	1,162,746	18,565,379
Less: Fees waived (See Note 4)	(15,087)	(56,403)	(2,936,076)

Net expenses	3,640,937	1,106,343	15,629,303

Net Investment Income (Loss)	2,674,174	(928,400)	16,561,256

The Accompanying Notes are an Integral Part of these Financial Statements.

52	October 31, 2018

The Tocqueville Trust

Statements of Operations

For the Year Ended October 31, 2018

	The Tocqueville Fund	The Tocqueville Opportunity Fund	The Tocqueville International Value Fund
Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	21,491,107	9,097,855	(7,346,813)
Foreign currency translation	4,090	(14,410)	(1,862,018)
Written Option	—	(2,771)	—

	21,495,197	9,080,674	(9,208,831)
Net change in unrealized appreciation (depreciation) on:
Investments	(17,842,614)	(4,555,488)	(165,667,954)
Foreign currency translation	(39)	1,328	(19,994,025)

	(17,842,653)	(4,554,160)	(185,661,979)
Net gain (loss) on investments and foreign currency	3,652,544	4,526,514	(194,870,810)

Net Increase (Decrease) in Net Assets Resulting from Operations	$6,326,718	$3,598,114	$(178,309,554)

* Net of foreign taxes withheld of:	$8,700	$1,356	$3,707,945

The Accompanying Notes are an Integral Part of these Financial Statements.

Annual Report	53

The Tocqueville Trust

Statements of Operations

For the Year Ended October 31, 2018

	The Tocqueville Gold Fund	The Delafield Fund	The Tocqueville Select Fund
Investment Income:
Dividends*	$5,428,907	$1,667,220	$350,650
Interest	114,886	715,809	37,029

Total investment income	5,543,793	2,383,029	387,679

Expenses:
Investment Adviser’s fee (See Note 4)	8,885,348	2,457,877	358,874
Distribution fees (See Note 4)	2,563,960	777,660	112,148
Administration fees (See Note 4)	1,407,606	466,596	67,289
Transfer agent and shareholder services fees	643,134	122,277	14,958
Trustee fees and expenses	176,010	52,065	7,331
Legal fees	177,788	47,586	6,536
Fund accounting fees	90,889	28,217	5,165
Audit fees	73,499	27,177	7,792
Blue sky fees	48,846	28,740	24,099
Other expenses (See Note 10)	62,266	18,470	2,476
Custody fees	244,809	33,896	2,604
Printing and mailing expense	91,230	32,925	2,094
Insurance expense	33,932	10,095	1,456
Interest expense	14,649	—	—
Registration fees	4,597	1,669	901

Total expenses before waiver	14,518,563	4,105,250	613,723
Less: Fees waived (See Note 4)	—	(214,711)	(52,981)

Net expenses	14,518,563	3,890,539	560,742

Net Investment Loss	(8,974,770)	(1,507,510)	(173,063)

The Accompanying Notes are an Integral Part of these Financial Statements.

54	October 31, 2018

The Tocqueville Trust

Statements of Operations

For the Year Ended October 31, 2018

	The Tocqueville Gold Fund	The Delafield Fund	The Tocqueville Select Fund
Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments
Unaffiliated issuers	5,468,997	21,617,558	(4,128,184)
Affiliated issuers	605,548	—	—
Foreign currency translation	(539,223)	—	—

	5,535,322	21,617,558	(4,128,184)
Net change in unrealized appreciation (depreciation) on:
Investments	(192,015,751)	(48,172,817)	1,590,296
Foreign currency translation	599,557	—	—

	(191,416,194)	(48,172,817)	1,590,296
Net loss on investments and foreign currency	(185,880,872)	(26,555,259)	(2,537,888)

Net Decrease in Net Assets Resulting from Operations	$(194,855,642)	$(28,062,769)	$(2,710,951)

* Net of foreign taxes withheld of:	$422,447	$—	$—

The Accompanying Notes are an Integral Part of these Financial Statements.

Annual Report	55

The Tocqueville Trust

Statements of Changes in Net Assets

	The Tocqueville Fund			The Tocqueville Opportunity Fund		The Tocqueville International Value Fund
	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017		For the Year Ended October 31, 2018	For the Year Ended October 31, 2017	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017
Operations:
Net investment income (loss)	$2,674,174	$2,798,964		$(928,400)	$(766,582)	$16,561,256	$7,808,075
Net realized gain (loss) on sale of investments and foreign currency	21,495,197	27,750,358		9,080,674	7,318,004	(9,208,831)	4,954,445
Net change in unrealized appreciation (depreciation)	(17,842,653)	23,747,091		(4,554,160)	18,157,916	(185,661,979)	150,926,517

Net increase (decrease) in net assets resulting from operations	6,326,718	54,296,413		3,598,114	24,709,338	(178,309,554)	163,689,037

Total dividends and distributions	(26,828,335)	(15,436,819	)(1)	(2,589,302)	—	(14,880,734)	(8,262,201	)(2)
Fund share transactions:
Shares sold	14,681,016	20,393,861		16,112,469	7,604,183	500,256,514	603,434,286
Shares issued to holders in reinvestment of dividends	25,480,630	14,742,846		2,468,524	—	13,265,360	7,212,804
Shares redeemed*	(41,253,735)	(63,484,870)		(15,257,530)	(47,498,497)	(381,325,273)	(170,888,189)

Net increase (decrease)	(1,092,089)	(28,348,163)		3,323,463	(39,894,314)	132,196,601	439,758,901

Net increase (decrease) in net assets	(21,593,706)	10,511,431		4,332,275	(15,184,976)	(60,993,687)	595,185,737

The Accompanying Notes are an Integral Part of these Financial Statements.

56	October 31, 2018

The Tocqueville Trust

Statements of Changes in Net Assets

	The Tocqueville Fund			The Tocqueville Opportunity Fund			The Tocqueville International Value Fund
	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017		For the Year Ended October 31, 2018	For the Year Ended October 31, 2017		For the Year Ended October 31, 2018	For the Year Ended October 31, 2017
Net Assets:
Beginning of year	293,637,180	283,125,749		77,773,482	92,958,458		1,120,993,795	525,808,058

End of year	$272,043,474	$293,637,180	(3)	$82,105,757	$77,773,482	(4)	$1,060,000,108	$1,120,993,795	(5)

(1)	Includes net investment income distributions of $3,191,286 and net realized gain distributions of $12,245,533.
(2)	Includes net investment income distributions of $5,348,368 and net realized gain distributions of $2,913,833.
(3)	Includes accumulated net investment income of $2,189,633.
(4)	Includes accumulated investment loss $638,189.
(5)	Includes accumulated net investment income of $5,919,191.

The Accompanying Notes are an Integral Part of these Financial Statements.

Annual Report	57

The Tocqueville Trust

Statements of Changes in Net Assets

	The Tocqueville Gold Fund		The Delafield Fund			The Tocqueville Select Fund
	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017		For the Year Ended October 31, 2018	For the Year Ended October 31, 2017
Operations:
Net investment loss	$(8,974,770)	$(11,627,847)	$(1,507,510)	$(1,941,535)		$(173,063)	$(198,971)
Net realized gain (loss) on sale of investments and foreign currency	5,535,322	(62,949,271)	21,617,558	63,482,709		(4,128,184)	1,808,514
Net change in unrealized appreciation (depreciation)	(191,416,194)	(57,383,526)	(48,172,817)	9,477,267		1,590,296	3,581,268

Net decrease in net assets resulting from operations	(194,855,642)	(131,960,644)	(28,062,769)	71,018,441		(2,710,951)	5,190,811
Total dividends and distributions	—	—	(51,947,188)	(71,259,512	)(6)	(903,727)	(3,023,170	)(7)
Fund share transactions:
Shares sold	213,886,198	273,496,683	14,347,640	18,861,894		2,787,932	4,133,895
Shares issued to holders in reinvestment of dividends	—	—	50,048,422	68,515,995		890,838	2,918,410
Shares redeemed*	(312,923,463)	(353,530,850)	(120,620,354)	(114,610,738)		(10,292,016)	(23,579,503)

Net decrease	(99,037,265)	(80,034,167)	(56,224,292)	(27,232,849)		(6,613,246)	(16,527,198)

Net decrease in net assets	(293,892,907)	(211,994,811)	(136,234,249)	(27,473,920)		(10,227,924)	(14,359,557)

The Accompanying Notes are an Integral Part of these Financial Statements.

58	October 31, 2018

The Tocqueville Trust

Statements of Changes in Net Assets

	The Tocqueville Gold Fund			The Delafield Fund			The Tocqueville Select Fund
	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017		For the Year Ended October 31, 2018	For the Year Ended October 31, 2017		For the Year Ended October 31, 2018	For the Year Ended October 31, 2017
Net Assets:
Beginning of year	1,153,287,236	1,365,282,047		373,353,042	400,826,962		49,452,528	63,812,085

End of year**	$859,394,329	$1,153,287,236	(8)	$237,118,793	$373,353,042	(9)	$39,224,604	$49,452,528	(10)

* Net of redemption fees of:	$67,378	$228,731		$—	$—		$—	$—

(6)	Includes net investment income distributions of $0 and net realized gain distributions of $71,259,512.
(7)	Includes net investment income distributions of $0 and net realized gain distributions of $3,023,170.
(8)	Includes accumulated net investment loss of $25,988,316.
(9)	Includes accumulated net investment loss of $619,614.
(10)	Includes accumulated net investment loss of $17,192.

The Accompanying Notes are an Integral Part of these Financial Statements.

Annual Report	59

The Tocqueville Trust

Notes to Financial Statements

1.    ORGANIZATION

The Tocqueville Trust (the “Trust”) is a Massachusetts business trust registered under the Investment Company Act of 1940 and organized on September 17, 1986, consisting of six separate funds (each, a “Fund” or, collectively, the “Funds”). Each Fund is an open-end management investment company with a different investment objective. The Tocqueville Fund, The Tocqueville Opportunity Fund (the “Opportunity Fund”), The Tocqueville International Value Fund (the “International Fund”), The Delafield Fund and The Tocqueville Select Fund (the “Select Fund”) are classified as diversified investment companies. The Tocqueville Gold Fund (the “Gold Fund”) is classified as a non-diversified investment company. The Tocqueville Fund’s investment objective is long-term capital appreciation which it seeks to achieve by investing primarily in securities of United States issuers. The Opportunity Fund’s investment objective is to achieve long-term capital appreciation which it seeks to achieve by investing in the common stocks of small and mid-cap companies which have the potential to deliver superior long term earnings growth. The International Fund’s investment objective is long-term capital appreciation consistent with preservation of capital which it seeks to achieve by investing primarily in securities of non-U.S. issuers. The Gold Fund’s investment objective is long-term capital appreciation which it seeks to achieve by investing in gold, securities of companies located throughout the world that are engaged in mining or processing gold (“gold related securities”), other precious metals and securities of companies located throughout the world that are engaged in mining or processing such other precious metals (“other precious metal securities”). The Delafield Fund’s investment objectives are to seek long-term preservation of capital (sufficient growth to outpace inflation over an extended period of time) and growth of capital which it seeks to achieve by investing primarily in the equity securities of domestic companies. The Tocqueville Select Fund’s investment objective is to achieve long-term capital appreciation by investing in a focused group of common stocks issued primarily by small and mid-sized U.S. companies. Current income is a secondary objective for The Tocqueville Select Fund.

The Delafield Fund, a series of the Trust, commenced operations on September 28, 2009 as successor to Delafield Fund, Inc. The predecessor Delafield Fund, Inc. commenced operations on November 19, 1993.

The Tocqueville Select Fund, a series of the Trust, commenced operations on September 28, 2009 as successor to the Delafield Select Fund, a series of Natixis Funds Trust II. The predecessor Delafield Select Fund commenced operations on September 29, 2008 for Class A and Class C shares and on September 26, 2008 for Class Y shares. Prior to September 29, 2008, the predecessor Delafield Select Fund operated as a Delaware limited partnership using substantially the same investment objectives and investment policies as the predecessor fund. The limited partnership was incepted in July 1998.

60	October 31, 2018

2.    SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting principles followed by the Trust in the preparation of its financial statements.

a)  Security valuation and security transactions

Investments in securities, including foreign securities, traded on an exchange or quoted on the over-the-counter market are valued at the last sale price or, if no sale occurred during the day, at the mean between closing bid and asked prices, as last reported by a pricing service approved by the Trustees. Securities that are principally traded on the National Association of Securities Dealers Automated Quotation National Market (“NASDAQ”) are generally valued at the NASDAQ Official Closing Price (“NOCP”). If there is no NASDAQ Official Closing Price for a NASDAQ-listed security or sale price available for an over-the-counter security, the mean of the latest bid and asked quotations from NASDAQ will be used. Investments in gold will be valued at the spot price of gold determined based on the mean of the last bid and asked price at the close of the New York Commodity Exchange. When market quotations for securities are not readily available, or when restricted securities or other assets are being valued, such assets are valued at fair value as determined in good faith by or under procedures approved by the Trustees. Money market funds are valued at market price. Money market deposit accounts are reflected at cost as this is a cash instrument. Fixed income securities are valued at market price. Fixed Income securities, such as corporate bonds, convertible bonds and U.S. government agency issues for which market quotations are not readily available may be valued based on information supplied by independent pricing services using matrix pricing formulas and/or independent broker bid quotations.

Trading in securities on foreign securities exchanges normally is completed before the calculation of the Funds’ net asset value. Trading on these foreign exchanges may not take place on all days on which there is regular trading on the New York Stock Exchange (“NYSE”), or may take place on days on which there is no regular trading on the NYSE. Similarly, the Funds may hold securities traded in domestic markets where the market may close early on a given day prior to calculation of the Funds’ net asset value. Events affecting the value of such securities held by the Funds that occur between the close of trading in the security and the close of trading on the NYSE normally will not be reflected in the Funds’ calculation of the net asset value. However, significant events will be closely monitored, and where it is determined that an adjustment should be made to the security’s value because significant interim events may materially affect the value of the security, the security will be priced at its fair value in accordance with the procedures approved by the Trustees.

Investment and shareholder transactions are recorded on trade date. Dividend income is recognized on the ex-dividend date. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premiums and accretion of discounts. Net realized gains and losses from sales of securities are determined on the specific identification cost method.

Annual Report	61

b)  Restricted and illiquid securities

The Funds may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time consuming negotiations and expense, and a prompt sale at the current valuation may be difficult.

c)  Fair Valuation Measurements

The Trust has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the year. These inputs are summarized in the three broad levels listed below.

•	Level 1 - Quoted prices in active markets for identical securities.
•	Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3 - Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

When using the market quotations or closing price provided by the pricing service for equity investments, including common stocks, preferred stocks, foreign issued common stocks, exchange-traded funds, closed end mutual funds and real estate investment trusts, which are traded on an exchange are valued at the last sale price reported by the exchange on which the securities are primarily traded on the day of valuation and when the market is considered active, the security will be classified as a Level 1 security. When using the mean between the latest bid and ask price, the security will be classified as Level 2. Common stocks of the International Value Fund that are traded on non-North American exchanges are generally valued using matrix pricing formulas provided by an independent pricing service. These securities will be classified as Level 2 securities. When matrix pricing formulas are not available and fair valuation is not applied, the use of closing prices provided by the primary source of the funds will be used. These will be classified as Level 1 securities. Gold bullion is valued at the mean of the closing bid and ask prices from the New York Mercantile Exchange and is classified as a Level 2.

Investment in mutual funds, including money market funds, are generally priced at the ending net asset value (NAV) provided by the service agent of the funds and will be classified as Level 1 securities.

Debt securities, such as corporate bonds, convertible bonds, commercial paper, money market deposit accounts and U.S. government agency issues for which market quotations are not readily available may be valued based on information supplied by independent pricing services using matrix pricing formulas and/or independent broker bid quotations and are classified as Level 2. Warrants and rights for which the underlying

62	October 31, 2018

security is registered and equities which are subject to a required holding period, but have a comparable public issue, are valued in good faith by the adviser pursuant to procedures established under the general supervision and responsibility of the Funds’ Board of Trustees. These securities will generally be classified as Level 2 securities. If the warrant or right is exchange traded and the official closing price of the exchange is used, these instruments are classified as Level 1 securities. Forward currency contracts derive their value from the underlying currency prices. These are valued by a pricing service using pricing models. The models use inputs that are observed from active markets, such as exchange rates. These contracts are classified as Level 2. Options can diverge from the prices of their underlying instruments. These are valued at the composite last price reported by the exchange on which the options are primarily traded on the day of the valuation and are classified as Level 1. If there is no composite last price on a given day the mean between the latest bid and ask price will be used. These contracts are classified as Level 2.

Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Adviser pursuant to procedures established under the general supervision and responsibility of the Funds’ Board of Trustees and will be classified as Level 3 securities. In determining fair value, a Fund will seek to assign a value to the security which it believes represents the amount that the Fund could reasonably expect to receive upon its current sale. With respect to securities that are actively traded on U.S. exchanges, the Funds expect that market quotations will generally be available and that fair value might be used only in limited circumstances, such as when trading for a security is halted during the trading day.

For securities traded principally on foreign exchanges, the Funds may use fair value pricing if an event occurs after the close of trading of the principal foreign exchange on which a security is traded, but before calculation of a Fund’s NAV, which a Fund believes affects the value of the security since its last market quotation. Such events may involve situations relating to a single issuer (such as news related to the issuer announced after the close of the principal foreign exchange), or situations relating to sectors of the market or the markets in general (such as significant fluctuations in the U.S. or foreign markets or significant changes in exchange rates, natural disasters, armed conflicts, or governmental actions).

In determining whether a significant event has occurred with respect to securities traded principally in foreign markets, the Funds may engage a third party fair value service provider to systematically recommend the adjustment of closing market prices of non-U.S. securities based upon changes in a designated U.S. securities market index occurring from the time of close of the relevant foreign market and the close of the NYSE. Fair value pricing may also be used to value restricted securities held by the Funds or securities with little or no trading activity for extended periods of time. Fair value pricing involves judgments that are inherently subjective and inexact and it is not possible to determine with certainty when, and to what extent, an event will affect a market price. As a result, there can be no assurance that fair value pricing will reflect actual market value and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

Annual Report	63

The following is a summary of the inputs used, as of October 31, 2018, involving the Funds’ assets and liabilities carried at fair value. The inputs of methodology used for valuing securities may not be an indication of the risk associated with investing in those securities.

Description	Level 1	Level 2	Level 3	Total
The Tocqueville Fund
Assets
Common Stocks*	$256,334,110	$—	$—	$256,334,110
Preferred Stock*	—	—	1,600	1,600
Real Estate Investment Trust (REIT)*	5,326,000	—	—	5,326,000
Exchange-Traded Fund (ETF)*	3,057,000	—	—	3,057,000
Money Market Fund	5,973,564	—	—	5,973,564

Total Assets	$270,690,674	$—	$1,600	$270,692,274

The Tocqueville Opportunity Fund	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$81,574,650	$—	$—	$81,574,650
Real Estate Investment Trust (REIT)*	379	—	—	379
Total Purchased Call Options*	251,975	—	—	251,975
Money Market Fund	99,380	—	—	99,380

Total Assets	$81,926,384	$—	$—	$81,926,384

The Tocqueville International Value Fund	Level 1	Level 2	Level 3	Total
Assets
Common Stocks
Australia	$28,499,063	$—	$—	$28,499,063
Belgium	—	26,292,952	—	26,292,952
Brazil	17,672,895	—	—	17,672,895
Canada	18,925,333	—	—	18,925,333
Cayman Islands	6,156,043	—	—	6,156,043
Denmark	—	29,697,457	—	29,697,457
Finland	23,525,882	—	—	23,525,882
France	—	177,357,703	—	177,357,703
Germany	28,236,732	53,307,287	—	81,544,019
Hong Kong	12,207,500	6,993,046	—	19,200,546
Ireland	—	26,206,901	—	26,206,901
Japan	—	189,693,500	—	189,693,500
Netherlands	20,328,840	—	—	20,328,840
Netherlands Antilles	23,305,002	—	—	23,305,002
Spain	—	49,497,801	—	49,497,801
Switzerland	70,292,680	—	—	70,292,680
United Kingdom	51,831,525	79,600,050	—	131,431,575
United States	34,690,801	—	—	34,690,801

Total Common Stocks	335,672,296	638,646,697	—	974,318,993
Preferred Stock*	—	23,988,035	—	23,988,035
Money Market Fund	52,200,000	—	—	52,200,000
Money Market Deposit Account	—	9,101,661	—	9,101,661

Total Assets	$387,872,296	$671,736,393	$—	$1,059,608,689

64	October 31, 2018

The Tocqueville Gold Fund	Level 1	Level 2	Level 3	Total
Assets
Common Stocks
Gold Related	$587,218,570	$5,328,332	$106,364	$592,653,266
Other Precious Metals Related	52,464,155	—	10,350,954	62,815,109
Other	—	—	7,533,975	7,533,975

Total Common Stocks	639,682,725	5,328,332	17,991,293	663,002,350
Private Fund^	—	—	16,113,165	16,113,165
Gold Bullion*	—	145,381,919	—	145,381,919
Warrants*		832,826		832,826
Money Market Fund	33,166,234	—	—	33,166,234

Total Assets	$672,848,959	$151,543,077	$34,104,458	$858,496,494

The Delafield Fund	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$156,883,886	$—	$—	$156,883,886
Money Market Fund	11,169,105	—	—	11,169,105
U.S. Treasury Bills	—	69,931,711	—	69,931,711

Total Assets	$168,052,991	$69,931,711	$—	$237,984,702

The Tocqueville Select Fund	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$36,418,674	$—	$—	$36,418,674
Money Market Fund	1,900,000	—	—	1,900,000
Money Market Deposit Account	—	1,027,168	—	1,027,168

Total Assets	$38,318,674	$1,027,168	$—	$39,345,842

*	For further information regarding portfolio characteristics, please see the accompanying Schedules of Investments.
^

The Gold Fund currently invests in a private fund that primarily invests in physical gold and is subject to redemption restrictions. This private fund investment can only be disposed of with notice given 24 hours in advance of redemption. Due to the elapsed time, the investment of the Gold Fund is not subject to any redemption fees going forward.

Annual Report	65

Below is a reconciliation that details the activity of securities in Level 3 during the current fiscal year:

	The Tocqueville Fund	The Tocqueville Gold Fund
Beginning Balance—November 1, 2017	$1,600	$18,586,934
Purchases	—	—
Sales	—	—
Realized gains	—	—
Realized losses	—	—
Change in unrealized depreciation	—	(595,641)
Transfers in/(out) of Level 3	—	16,113,165

Ending Balance—October 31, 2018	$1,600	$34,104,458

The movement into Level 3 in the Gold Fund was due to the latest price change of a comparable proxy investment being used because the NAV from the Fund Administrator of the security was not readily available.

Change in unrealized appreciation (depreciation) for securities that were considered Level 3 at the start of the period but no longer held or considered Level 3 at year end was $0.

66	October 31, 2018

Fund	Type of Security	Industry	Fair Value at 10/31/2018	Valuation Techniques	Unobservable Inputs	Range
The Tocqueville Fund	Preferred Stock	Health Care Equipment & Supplies	$ 1,600	Latest company valuation	Financing prices	$0.004
The Tocqueville Gold Fund	Common Stock	Gold Related	$ 106,364	Latest company valuation	Financing prices	$0.05-$0.33
		Other Precious Metals Related	10,350,954	Latest company financing price	Financing prices	$4.50
		Other	7,533,975	Latest company financing price	Financing prices	$1.38-$8.60
	Private Fund	Gold Related	16,113,165	Latest price change of comparable proxy investment	Adviser deemed comparable proxy investment	$1,167.11

The significant unobservable inputs used in the fair value measurement of the Tocqueville Fund’s preferred stock and the Gold Fund’s common stocks are the most recent financing prices of the portfolio company, which approximate the companies’ value in the market place. The significant unobservable inputs used fot the private fund is the latest price change of an Adviser deemed comparable proxy investment.

Significant changes in the companies’ ability to receive financing for new projects in the future would be an indication of the companies’ financial position and market value. Significant changes in the latest price change of the comparable proxy investment or a change in the adviser deemed comparable proxy investment could impact the value of the security.

The Trust’s valuation procedures have been adopted by the Trust’s Board of Trustees, which has established a Valuation Committee to oversee the valuation process. The Valuation Committee meets on an as needed basis to evaluate changes in the valuation of portfolio securities. The full findings and valuations are then reviewed quarterly by the Independent Trustees.

d)  Derivative Instruments and Hedging Activities

The Funds’ Adviser may use derivative instruments, such as options, as a means to manage exposure to different types of risk, including market risk and exchange rate risk, and to gain exposure to underlying securities. The Trust has adopted disclosure standards in order to enable the investor to understand how and why an entity used derivatives, how derivatives are accounted for, and how derivatives affect an entity’s results of operations and financial position.

In the Opportunity Fund, the Adviser used options to gain exposure to the underlying equity security and to earn premium income.

Annual Report	67

Balance Sheet—Values of Derivative Instruments as of October 31, 2018.

The Tocqueville Opportunity Fund

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments	Balance Sheet Location	Value	Balance Sheet Location	Value
Purchased Options	Investments, at Value	$251,975		$—

Total		$251,975		$—

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2018.

The Tocqueville Opportunity Fund

	Net Realized Gain (Loss) on Investments	Net Change in Unrealized Depreciation on Investments
Purchased Options	$282,938	$ (1,151,206)
Written Option	(2,771)	—

Total	$280,167	$ (1,151,206)

Derivatives Risk

The risks of using the types of derivatives in which the Funds may engage include the risk that movements in the value of the derivative may not fully offset or complement instruments currently held in the Funds in the manner intended by the Adviser; the risk that the counterparty to a derivative contract may fail to comply with their obligations to the Fund; the risk that the derivative may not possess a liquid secondary market at a time when the Fund would look to disengage the position; the risk that additional capital from the Fund may be called upon to fulfill the conditions of the derivative contract; and the risk that the cost of the derivative contracts may reduce the overall returns experienced by the Funds. The measurement of risks associated with these instruments is meaningful only when all related offsetting transactions are considered. The Fund may enter into written call options to hedge against changes in the value of equities. The Fund’s option component of the overall investment strategy is often referred to as a “buy-write” strategy (also called a “covered call” strategy), in which the Adviser (as defined below) writes (sells) a call option contract while at the same time owning an equivalent number of shares of the underlying stock to generate moderate current income. The writing of call options is intended to reduce the volatility of the portfolio and to earn premium income. Written call options expose the Fund to minimal counterparty credit risk since they are exchange traded and the exchange’s clearing house guarantees the options against default. As the writer of a call option, the Fund has the obligation to sell the security at the exercise price during the exercise period in the event the option is exercised. The use of options do not create leverage in the Funds.

68	October 31, 2018

The average monthly value of purchased options in the Opportunity Fund during the year ended October 31, 2018 was $863,123.

The average monthly value of written options in the Opportunity Fund during the year ended October 31, 2018 was $10,125.

Transactions in options in the Opportunity Fund during the year ended October 31, 2018 were as follows:

	Notional Amount	Contracts
Outstanding, beginning of year:	$29,757,500	7,925
Options purchased	149,605,000	11,975
Options terminated in closing transactions	(94,086,250)	(12,375)
Options exercised	(3,845,000)	(325)
Options expired	(59,493,750)	(6,030)

Outstanding, end of year:	$21,937,500	1,170

e)  Foreign currency translation

Investments and other assets and liabilities denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange, in accordance with the Trust’s Portfolio Securities Valuation and Foreign Exchange Contracts Procedures. The Tocqueville Fund, The Tocqueville Opportunity Fund, The Tocqueville International Value Fund and The Tocqueville Gold Fund have engaged in transactions in securities denominated in foreign currencies and, as a result, entered into foreign exchange transactions. These Funds are exposed to additional market risk as a result of changes in the value of the underlying currency in relation to the U.S. dollar. Risks include potential inability of counterparties to meet the terms of their obligations. The value of foreign currencies are marked-to-market on a daily basis, which reflects the changes in the market value of the contract at the close of each day’s trading, resulting in daily unrealized gains and/or losses. When the transactions are settled or the contracts are closed, the Funds recognize a realized gain or loss.

The Funds isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are reflected as net realized and unrealized gain or loss on foreign currency translation.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at the end of the fiscal year, resulting from changes in the exchange rates.

Annual Report	69

f)  Dividends and distributions to shareholders

Dividends to shareholders are recorded on the ex-dividend date. Dividends from net investment income are declared and paid annually by the Funds. Distributions of net realized capital gains, if any, will be declared and paid at least annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Permanent differences between financial and tax reporting may result in reclassification to capital stock.

g)  Use of estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting year. Actual results could differ from those estimates.

h)  Indemnification

In the normal course of business the Funds enter into contracts that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims against a Fund that have not yet occurred. Based on experience, the Funds expect the risk of loss to be remote.

(i)  Recent accounting pronouncement

In August 2018, FASB issued ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. Management is currently evaluating the impact these changes will have on the Fund’s financial statements and disclosures.

j)  Subsequent events evaluation

The Board of Trustees of the Trust has approved an Agreement and Plan of Reorganization and Termination (the “Plan”) providing for the reorganization of the International Value Fund (the “Target Fund”), into a newly organized series (the “Acquiring Fund”) of American Beacon Funds, a Massachusetts business trust. The reorganization of the Target Fund is subject to approval by its shareholders.

70	October 31, 2018

If shareholders of the Target Fund approve the reorganization, the reorganization is expected to take effect on or about January 18, 2019.

In preparing these financial statements, the Trust has evaluated events and transactions for potential recognition or disclosure resulting from subsequent events through the date financial statements were available to be issued. This evaluation did not result in any subsequent events, other than those noted above, that necessitated disclosure and/or adjustments.

3.    FEDERAL INCOME TAX

There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end October 31, 2018, or for any other tax years which are open for exam. As of October 31, 2018, open tax years include the tax years ended October 31, 2015 through 2018. The Trust is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next six months. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Funds did not incur any interest or penalties.

Provision for federal income taxes or excise taxes has not been made since the Funds have elected to be taxed as Regulated Investment Companies and intend to distribute substantially all taxable income to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to Regulated Investment Companies. Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income to shareholders for tax purposes. Additionally, accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended October 31, 2018, the following table shows the reclassifications made:

	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)	Paid In Capital
Tocqueville Fund	$(255,910)	$(2,077,060)	$2,332,970
Opportunity Fund	914,313	(1,636,210)	721,897
International Value Fund	(1,862,038)	1,862,038	—
Gold Fund	16,829,513	(2,321,521)	(14,507,992)
Delafield Fund	2,127,124	(6,885,940)	4,758,816
Select Fund	38,440	36	(38,476)

The permanent differences primarily relate to net operating losses, foreign currency reclasses, the usage of tax equalization, Partnerships, and PFICs.

Annual Report	71

As of October 31, 2018, the components of accumulated earnings (losses) for income tax purposes were as follows:

	Tocqueville Fund	Opportunity Fund	International Value Fund	Gold Fund	Delafield Fund	Select Fund
Tax cost of Investments	$142,247,183	$62,674,596	$1,061,857,224	$1,113,608,673	$221,615,767	$32,057,578

Unrealized Appreciation	129,677,022	23,419,455	102,611,034	164,356,476	34,648,434	9,871,400
Unrealized Depreciation	(1,231,931)	(4,167,667)	(104,311,255)	(418,538,882)	(18,279,499)	(2,583,136)

Net unrealized appreciation (depreciation)	128,445,091	19,251,788	(1,700,221)	(254,182,406)	16,368,935	7,288,264

Undistributed operating income	2,114,645	—	11,284,673	—	49,879	—
Undistributed long-term gains	19,359,873	7,593,051	—	—	14,769,641	—

Distributable earnings	21,474,518	7,593,051	11,284,673	—	14,819,520	—

Other accumulated gain/(loss)	2	(646,721)	(7,336,747)	(385,203,862)	—	(4,271,202)

Total accumulated gain/(loss)	$149,919,611	$26,198,118	$2,247,705	$(639,386,268)	$31,188,455	$3,017,062

72	October 31, 2018

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to wash sale deferrals and passive foreign investment companies (PFIC’s).

The tax character of distributions paid during the years ended October 31, 2018 and 2017 was as follows:

	October 31, 2018
	Ordinary Income	Long Term Capital Gain	Total
Tocqueville Fund	$2,493,282	$24,335,053	$26,828,335
Opportunity Fund	—	2,589,302	2,589,302
International Value Fund	11,212,289	3,668,445	14,880,734
Gold Fund	—	—	—
Delafield Fund	2,432,967	49,514,221	51,947,188
Select Fund	—	903,727	903,727

	October 31, 2017
	Ordinary Income	Long Term Capital Gain	Total
Tocqueville Fund	$3,191,286	$12,245,533	$15,436,819
Opportunity Fund	—	—	—
International Value Fund	5,348,368	2,913,833	8,262,201
Gold Fund	—	—	—
Delafield Fund	—	71,259,512	71,259,512
Select Fund	—	3,023,170	3,023,170

The Fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax years ended October 31, 2018 and 2017.

For the fiscal year ended October 31, 2018 the Opportunity Fund, Gold Fund, and Select Fund had late year losses of $646,060, $7,503,492 and $143,018, respectively.

At October 31, 2018 certain Funds had tax basis capital losses which may be carried forward to offset future capital gains as shown below.

	Capital Losses Expiring Indefinite Short Term	Capital Losses Expiring Indefinite Long Term
International Value Fund	$7,258,341	$—
Gold Fund	2,295,524	375,404,846
Select Fund	737,776	3,390,408

To the extent that Funds listed above may realize future net capital gains, those gains will be offset by any of their unused respective capital loss carryforwards

4.    INVESTMENT ADVISORY AND OTHER AGREEMENTS

Tocqueville Asset Management L.P. (“Tocqueville”) is the investment adviser (the “Adviser”) to the Trust under Investment Advisory Agreements approved by shareholders. For its services, Tocqueville receives fees from The Tocqueville Fund, calculated daily and

Annual Report	73

payable monthly, at an annual rate of 0.75% on the first $1 billion of the average daily net assets of the Fund, and 0.65% of the average daily net assets in excess of $1 billion. Tocqueville receives fees from The Tocqueville Opportunity Fund, calculated daily and payable monthly, at an annual rate of 0.75% on the first $500 million of the average daily net assets of the Fund, and 0.65% of the average daily net assets in excess of $500 million. Tocqueville receives fees from The Tocqueville International Value Fund, calculated daily and payable monthly, at an annual rate of 1.00% on the first $1 billion of the average daily net assets of the Fund, and 0.75% of the average daily net assets in excess of $1 billion. Tocqueville receives fees from The Tocqueville Gold Fund, calculated daily and payable monthly, at an annual rate of 1.00% on the first $500 million of the average daily net assets of the Fund, 0.75% of the average daily net assets in excess of $500 million but not exceeding $1 billion, and 0.65% of the average daily net assets in excess of $1 billion. Tocqueville receives fees from The Delafield Fund, calculated daily and payable monthly, at an annual rate of 0.80% on the first $250 million of net assets of the Fund; 0.75% on the next $250 million of net assets of the Fund; 0.70% on the next $500 million of net assets of the Fund; and 0.65% on all net assets of the Fund over $1 billion. Tocqueville receives fees from The Tocqueville Select Fund, calculated daily and payable monthly, at an annual rate of 0.80% on all net assets of the Fund.

With respect to The Tocqueville Fund, The Tocqueville Opportunity Fund, The Tocqueville International Value Fund, The Delafield Fund and The Tocqueville Select Fund, the Adviser has contractually agreed to waive its advisory fees and/or reimburse expenses in order to ensure that The Tocqueville Fund’s and The Tocqueville International Value Fund’s total annual operating expenses do not exceed 1.25% of its average daily net assets (excluding taxes, interest expense, acquired fund fees and expenses, or extraordinary expenses such as litigation). The Expense Limitation Agreements will remain in effect until March 1, 2020 for each fund. For the year ended October 31, 2018, the Adviser waived $15,087, $56,403, $2,936,076, $214,711, and $52,981 of the advisory fee for The Tocqueville Fund, The Tocqueville Opportunity Fund, The Tocqueville International Fund, The Delafield Fund, and The Tocqueville Select Fund respectively. Such amounts are not subject to recoupment by the Adviser.

Pursuant to an Administrative Services Agreement, each Fund pays to the Adviser a fee computed and paid monthly at an annual rate of 0.15% on the first $400 million of the average daily net assets of each fund; 0.13% on the next $600 million of the average daily net assets of each fund; and 0.12% on all the average daily net assets of each fund over $1 billion. For the year ended October 31, 2018, the Adviser has made payments of $75,625, $22,740, $324,938, $266,437, $80,814, and $11,657, to U.S. Bancorp Fund Services, LLC for services provided under a Sub-Administration Agreement for The Tocqueville Fund, The Tocqueville Opportunity Fund, The Tocqueville International Value Fund, The Tocqueville Gold Fund, The Delafield Fund and The Tocqueville Select Fund, respectively.

Tocqueville Securities, L.P. (the “Distributor”), an affiliate of Tocqueville, acts as distributor for shares of the Trust. Each Fund adopted a distribution and service plan pursuant to Rule 12b-1 of the 1940 Act. Pursuant to the plans, each Fund pays to the

74	October 31, 2018

Distributor distribution and service fees of 0.25% per annum of its average daily net assets.

Commissions earned by the Distributor for services rendered as a registered broker-dealer in securities transactions for The Tocqueville Fund, The Tocqueville Opportunity Fund, The Tocqueville International Fund, The Tocqueville Gold Fund, The Delafield Fund and The Tocqueville Select Fund for the year ended October 31, 2018, were $19,800, $95,017, $2,553, $9,150, $15,046, $8,242, respectively.

5.    CAPITAL SHARE TRANSACTIONS.

Transactions in capital shares for each Fund were as follows:

	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017
The Tocqueville Fund	Shares	Shares
Shares sold	400,145	588,202
Shares issued to holders in reinvestment dividends	705,639	435,792
Shares redeemed	(1,122,176)	(1,813,017)

Net decrease	(16,392)	(789,023)

The Tocqueville Opportunity Fund
Shares sold	566,780	344,287
Shares issued to holders in reinvestment dividends	97,416	—
Shares redeemed	(555,070)	(2,224,181)

Net increase (decrease)	109,126	(1,879,894)

The Tocqueville International Value Fund
Shares sold	28,716,655	37,730,215
Shares issued to holders in reinvestment dividends	766,784	509,379
Shares redeemed	(22,853,917)	(10,870,395)

Net increase	6,629,522	27,369,199

The Tocqueville Gold Fund
Shares sold	6,517,002	7,433,508
Shares issued to holders in reinvestment dividends	—	—
Shares redeemed	(9,256,841)	(9,794,433)

Net decrease	(2,739,839)	(2,360,925)

The Delafield Fund
Shares sold	621,501	735,499
Shares issued to holders in reinvestment dividends	2,222,399	2,739,544
Shares redeemed	(5,243,871)	(4,475,349)

Net decrease	(2,399,971)	(1,000,306)

The Tocqueville Select Fund
Shares sold	233,208	341,500
Shares issued to holders in reinvestment dividends	76,796	231,253
Shares redeemed	(875,383)	(1,991,554)

Net decrease	(565,379)	(1,418,801)

Annual Report	75

6.    FUND SHARE TRANSACTIONS

Each Fund currently offers only one class of shares of beneficial interest. A redemption fee of 2.00% is imposed on redemptions of shares held 90 days or fewer for The Tocqueville Gold Fund. This fee is retained by the Fund and is credited to paid in capital. Redemptions to which the fee applies include redemptions of shares resulting from an exchange made pursuant to the Exchange Privilege, as defined in the Trust’s Prospectus dated February 28, 2018. For a more detailed description of when the redemption fee does not apply, please see the Trust’s Prospectus.

76	October 31, 2018

7.    INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding short-term instruments) for the year ended October 31, 2018 are summarized below.

	Tocqueville Fund	Opportunity Fund	International Value Fund	Gold Fund	Delafield Fund	Select Fund
Purchases:	$53,717,529	$129,343,312	$476,356,943	$86,538,322	$89,599,435	$10,949,691

Sales:	$84,716,921	$130,082,457	$293,344,612	$228,929,926	$174,399,936	$18,241,274

U.S. Government Security Purchases:	$—	$—	$—	$—	$—	$—

U.S. Government Security Sales:	$1,106,594	$—	$—	$—	$—	$—

Annual Report	77

8.    TRANSACTIONS WITH AFFILIATES*

The following issuers are affiliated with the Funds; that is, the Adviser had control of 5% or more of the outstanding voting securities during the period from November 1, 2017 through October 31, 2018. As defined in Section (2)(a)(3) of the Investment Company Act of 1940; such issues are:

	November 1, 2017		Additions		Reductions		October 31, 2018	Dividend Income	Realized Gain/(Loss)	Change in Gross Unrealized Appreciation/ (Depreciation)	October 31, 2018
Issuer Name	Share Balance	Cost	Share Balance	Cost	Share Balance	Cost	Share Balance				Value	Cost
The Tocqueville Gold Fund
Almaden Minerals Ltd.—Class B	5,607,319	$5,045,196	875,000	$685,388	(875,000)	$(1,073,235)	5,607,319	$—	$(258,036)	$(2,452,151)	$2,853,815	$4,657,349
Almaden Minerals Ltd. Warrant	740,741	—	—	—	—	—	740,741	—	—	(104,557)	—	—
Almaden Minerals Ltd. Warrant	875,000	—	—	—	(875,000)	—	—	—	—	(211,883)	—	—
Almaden Minerals Ltd. Warrant	79,585	—	—	—	—	—	79,585	—	—	(21,744)	1,143	—
Argonaut Gold, Inc.	2,837,000	12,710,613	—	—	—	—	2,837,000	—	—	(2,343,797)	2,779,999	12,710,613
ATAC Resources Ltd.	9,784,891	31,231,836	—	—	—	—	9,784,891	—	—	(1,345,553)	2,750,131	31,231,836
AuRico Metals, Inc.(a)	7,411,437	4,616,358	—	—	(7,411,437)	(4,616,358)	—	—	5,632,300	(2,851,953)	—	—
Bear Creek Mining Corp.	7,413,200	28,761,181	—	—	—	—	7,413,200	—	—	(3,997,189)	7,207,943	28,761,181
Contango ORE, Inc.(a)	263,200	5,000,800	—	—	—	—	263,200	—	—	(13,160)	5,217,940	5,000,800
Corvus Gold, Inc.	3,226,901	2,212,904	—	—	—	—	3,226,901	—	—	3,267,237	6,379,583	2,212,904
Corvus Gold, Inc.	13,030,000	10,588,821	548,000	825,263	—	—	13,578,000	—	—	12,957,551	26,508,805	11,414,084
Corvus Gold, Inc.	—	—	1,739,130	1,561,600	—	—	1,739,130	—	—	1,833,565	3,395,164	1,561,600
East Asia Minerals Corp.	13,290,993	22,796,021	—	—	—	—	13,290,993	—	—	(223,574)	858,168	22,796,021
East Asia Minerals Corp. Warrant	976,493	—	—	—	—	—	976,493	—	—	—	—	—
East Asia Minerals Corp. Warrant	3,321,250	—	—	—	—	—	3,321,250	—	—	(55,868)	214,445	—
East Asia Minerals Corp. Warrant	4,617,560	—	—	—	—	—	4,617,560	—	—	(83,630)	291,831	—
Falco Resources Ltd.	16,222,300	11,973,054	—	—	—	—	16,222,300	—	—	(8,569,554)	4,004,898	11,973,054
Falco Resources Ltd. Warrant	7,000,000	—	—	—	(7,000,000)	—	—	—	—	(475,855)	—	—
GoGold Resources, Inc.(a)	13,668,000	17,067,345	4,455,000	5,552,910	(14,154,500)	(17,685,880)	3,968,500	—	(9,243,692)	8,285,741	708,418	4,934,375
Gold Bullion International LLC	5,000,000	5,000,000	—	—	—	—	5,000,000	—	—	—	6,893,000	5,000,000
International Tower Hill Mines Ltd.	5,738,836	20,953,121	—	—	—	—	5,738,836	—	—	286,368	2,725,947	20,953,121
International Tower Hill Mines Ltd.	20,331,298	44,453,358	—	—	—	—	20,331,298	—	—	(26,578,656)	9,266,420	44,453,358
Jaguar Mining, Inc.	64,330,707	8,127,887	—	—	—	—	64,330,707	—	—	(5,939,073)	10,017,695	8,127,887
MAG Silver Corp.	2,827,100	31,221,184	—	—	(165,500)	(1,684,478)	2,661,600	—	333,107	(9,308,883)	19,030,440	29,536,706
MAG Silver Corp.	—	—	1,432,665	15,000,003	—	—	1,432,665	—	—	(4,704,882)	10,295,120	15,000,003

78	October 31, 2018

	November 1, 2017		Additions		Reductions		October 31, 2018	Dividend Income	Realized Gain/(Loss)	Change in Gross Unrealized Appreciation/ (Depreciation)	October 31, 2018
Issuer Name	Share Balance	Cost	Share Balance	Cost	Share Balance	Cost	Share Balance				Value	Cost
Nickel Creek Platinum	12,379,201	$2,544,342	—	$—	—	$—	12,379,201	$—	$—	$(1,739,688)	$1,081,399	$2,544,342
Nickel Creek Platinum Warrant	6,189,601	—	—	—	—	—	6,189,601	—	—	(699,623)	193,241	—
NuLegacy Gold Corp.	28,556,090	6,158,205	—	—	—	—	28,556,090	—	—	(296,666)	3,687,596	6,158,205
NuLegacy Gold Corp. Warrant	9,020,590	—	—	—	(9,020,590)	—	—	—	—	(2,797)	—	—
Osisko Mining, Inc.(a)	5,704,239	14,650,796	2,000,000	6,732,118	—	—	7,704,239	—	—	(7,750,808)	15,625,598	21,382,914
Osisko Mining, Inc.(a)(b)	2,000,000	6,732,118	—	—	(2,000,000)	(6,732,118)	—	—	—	—	—	—
Premier Gold Mines Ltd.	9,643,160	18,374,832	—	—	(1,013,000)	(2,592,311)	8,630,160	—	264,709	(11,770,356)	11,275,685	15,782,521
SEMAFO, Inc.	11,467,000	43,362,142	—	—	(167,000)	(245,313)	11,300,000	—	265,768	(3,399,456)	24,634,000	43,116,829
Strategic Metals Ltd.	10,113,400	14,557,309	—	—	—	—	10,113,400	—	—	(798,861)	2,650,403	14,557,309
Tocqueville Bullion Reserve LP—Class G(c)	13,806	25,000,000	—	—	—	—	13,806	—	—	(865,012)	16,113,165	25,000,000
Torex Gold Resources, Inc.(a)	2,366,950	34,206,758	81,100	803,647	(769,950)	(14,952,225)	1,678,100	—	(7,905,551)	(3,206,938)	15,283,846	20,058,180
Trifecta Gold Ltd.	2,325,199	—	—	—	—	—	2,325,199	—	—	(123,913)	110,392	—

		$427,346,181		$31,160,929		$(49,581,918)		$—	$(10,911,395)	$(73,305,618)	$212,056,230	$408,925,192
The Delafield Fund
Real Industry, Inc.(a)	225,000	1,102,089	—	—	(225,000)	(1,102,089)	—	—	(1,023,642)	708,338	—	—
Xerium Technologies, Inc.(a)	700,000	9,534,818	—	—	(700,000)	(9,534,818)	—	—	(1,590,889)	6,244,818	—	—

		$10,636,907		$—		$(10,636,907)		$—	$(2,614,531)	$6,953,156	$—	$—
The Tocqueville Select Fund
Real Industry, Inc.(a)	890,281	3,561,317	—	—	(890,281)	(3,561,317)	—	—	(3,250,727)	2,003,325	—	—
Xerium Technologies, Inc.(a)	265,000	3,374,608	—	—	(265,000)	(3,374,608)	—	—	(734,617)	2,129,108	—	—

		$6,935,925		$—		$(6,935,925)		$—	$(3,985,344)	$4,132,433	$—	$—

*	All affiliates listed are neither majority-owned subsidiaries or other controlled companies.
(a)	Security is no longer an affiliated company at October 31, 2018.
(b)	Private security restrictions lifted during period and combined with other non restricted securities
(c)

Tocqueville Bullion Reserve (“TBR”) is a Delaware Limited Partnership created for the purpose of owning physical gold. The General Partner of TBR is TERA Management LLC (“Tera”), a Delaware Limited Liability Company, which is equally owned and managed by Tocqueville Partners II LLC (“TP2”), a Delaware Limited Liability Company, and Eidesis Real Assets LLC (“Eidesis”), a Delaware Limited Liability Company. The Managing Member of TP2 is Robert Kleinschmidt, President of the Trust, who has a 51% participating percentage in TP2 and the sole Non-Managing Member is John Hathaway, co-portfolio manager of the Tocqueville Gold Fund, who has a 49% participating percentage.

Annual Report	79

9.    LINE OF CREDIT

The Tocqueville Trust has a $300,000,000 line of credit (the “Line”), which is uncommitted, with U.S. Bank NA. The Line is for temporary emergency or extraordinary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Line is secured by the Trust’s assets. The Line has a one year term and is reviewed annually by the Board of Trustees. The current agreement runs through May 25, 2019. The interest rate as of October 31, 2018 was 4.75%. During the year ended October 31, 2018, the Tocqueville Fund’s maximum borrowing was $4,132,000 and average borrowing was $130,877, the Opportunity Fund’s maximum borrowing was $2,592,000 and average borrowing was $291,032, and the Gold Fund’s maximum borrowing was $14,418,000 and average borrowing was $400,107. This borrowing resulted in interest expenses of $5,364, $12,740 and $14,649, respectively. The International Value Fund, The Delafield Fund and The Select Fund did not use the Line.

10.    OTHER EXPENSES

Other expenses include reimbursement to the Adviser for compensation of the Trust’s Chief Compliance Officer. For the year ended October 31, 2018, reimbursement to the Adviser for compensation of the Trust’s Chief Compliance Officer from the Funds amounted to $14,520, $4,375, $62,351, $51,028, $15,487, $2,239 for the Tocqueville Fund, Opportunity Fund, International Value Fund, Gold Fund, Delafield Fund, and Select Fund respectively.

80	October 31, 2018

The Tocqueville Trust

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

    The Tocqueville Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments of the Tocqueville Trust, comprised of The Tocqueville Fund, The Tocqueville Opportunity Fund, The Tocqueville International Value Fund, The Tocqueville Gold Fund, The Delafield Fund, and The Tocqueville Select Fund (collectively, the “Funds”) as of October 31, 2018, and the related statements of operations for the year then ended, statements of changes in net assets for the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of October 31, 2018, and the results of operations for the year then ended, the changes in net assets for the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test

Annual Report	81

basis, evidence supporting the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with custodians and brokers, or by other appropriate auditing procedures where replies form brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

/s/ GRANT THORNTON LLP

We have served as the Funds’ auditor since 2006.

Chicago, IL

December 21, 2018

82	October 31, 2018

ADDITIONAL INFORMATION (UNAUDITED)

1.    ADDITIONAL DISCLOSURE REGARDING FUND TRUSTEES AND OFFICERS

Independent Trustees

Name and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served (1)	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee

Charles W. Caulkins Year of Birth: 1956	Trustee; Member of Audit Committee; Member of Governance and Nominating Committee	Indefinite Term, Since 2003	Private Investor dba Plan B Partners from January 2012 – present.	6	None

Alexander Douglas Year of Birth: 1947	Trustee; Member of Audit Committee; Member of Governance and Nominating Committee	Indefinite Term, Since 2010	Retired. Formerly, President, CEO and owner of Spaulding Law Printing, Inc. from 1992 to November 2014.	6	None

Annual Report	83

ADDITIONAL INFORMATION (UNAUDITED)

Independent Trustees

Name and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served (1)	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee

Charles F. Gauvin Year of Birth: 1956	Trustee; Member of Audit Committee; Member of Governance and Nominating Committee	Indefinite Term, Since February 2015	Chief Development Officer, Woods Hole Oceanographic Institution, from February 2016 – present; Executive Director, Maine Audubon, from August 2014 – January 2016; Chief Development Officer, Carnegie Endowment for International Peace, from September 2011 – May 2014; Partner, The Riparian Fund/Legacy Ranch Partners (private equity real estate fund), from February 2010 – December 2012.	6	Director, Bioqual, Inc., July 1992 – present.

James W. Gerard Year of Birth: 1961	Trustee; Member of Audit Committee; Member of Governance and Nominating Committee	Indefinite Term, Since 2001	Managing Director, Hycroft Advisors, from January 2010-present; Managing Director, deVisscher & Co., LLC from January 2013 to present; The Chart Group from January 2001 to present.	6	President, American Overseas Memorial Day Association, 1998 to present; Trustee, Salisbury School, 2005 to present; Director, American Friends of Bleraucourt, 1992 to present; President, Little Baby Face Foundation, March 2015 to present.

84	October 31, 2018

ADDITIONAL INFORMATION (UNAUDITED)

Independent Trustees

Name and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served (1)	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee

William F. Indoe Year of Birth: 1942	Trustee; Member of Audit Committee; Member of Governance and Nominating Committee	Indefinite Term, Since December 2006	Retired. Formerly, Sullivan & Cromwell LLP (attorneys-at-law). 1968 – 2011.	6	Director, Rho Capital Partners, Inc.

William J. Nolan III Year of Birth: 1947	Trustee; Chair of Audit Committee; Member of Governance and Nominating Committee	Indefinite Term, Since December 2006	Retired. Executive Vice President & Treasurer PaineWebber Inc. 1997 – 2001.	6	Trustee, Adirondack Museum, Blue Mt. Lake, NY 1996 to present (Treasurer, 2000 to 2013; Executive Committee, 2000 – present).

Annual Report	85

ADDITIONAL INFORMATION (UNAUDITED)

Interested Trustees(2) and Officers

Name and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served (1)	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee

Helen Balk Year of Birth:1972	Treasurer	Indefinite Term, Since 2014	Controller / Treasurer of Tocqueville Asset Management from January 2014 to present; Manager / Staff Accountant at Pegg & Pegg LLP from August 1995 to January 2014.	N/A	N/A

Stephan Yevak Year of Birth: 1959	Anti-Money Laundering Compliance Officer	Indefinite Term, Since 2018

Deputy Chief Compliance Officer, Tocqueville Securities, L.P. (August 2011 to present); Deputy Chief Compliance Officer, Tocqueville Asset Management (August 2011 to present). Anti-Money Laundering Compliance Officer to both entities (March 2018 to present)

				N/A	N/A

Robert W. Kleinschmidt Year of Birth: 1949	Chairman, President, and Trustee	Indefinite Term, Chairman Since 2016, and President and Trustee Since 1991	President and Chief Investment Officer of Tocqueville Asset Management; Director, Tocqueville Management Corporation, the General Partner of Tocqueville Asset Management L.P. and Tocqueville Securities L.P. from January 1994 to present.	6	President and Director, Tocqueville Management Corporation, the General Partner of Tocqueville Asset Management L.P. and Tocqueville Securities L.P.

Cleo Kotis Year of Birth: 1975	Secretary	Indefinite Term, Since 2010	Director of Operations, the Delafield Group of Tocqueville Asset Management L.P., 2009 to present.	N/A	N/A

Thomas Pandick Year of Birth: 1947	Chief Compliance Officer	Indefinite Term, Since 2004	Chief Compliance Officer (October 2004 –present) Tocqueville Asset Management L.P.	N/A	N/A

86	October 31, 2018

(1)

Each Trustee will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s By-Laws, as amended, and Agreement and Declaration of Trust, as amended. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualifies.

(2)	“Interested person” of the Trust as defined in the 1940 Act. Mr. Kleinschmidt is considered “interested person” because of his affiliation with the Advisor.

The Statement of Additional Information includes additional information about the Trustees and is available free of charge by calling the Funds toll free at 1-800-355-7307.

Annual Report	87

2.    INVESTMENT ADVISORY AGREEMENT DISCLOSURE

In determining whether to approve the continuance of the Investment Advisory Agreement and the Administration Agreement with respect to the Tocqueville Fund, the Opportunity Fund, the International Value Fund, the Gold Fund, the Delafield Fund, and the Select Fund, the Trustees, including the Independent Trustees, considered the following information:

1)  The nature, extent and quality of services provided by the Adviser.

The Trustees reviewed in detail the nature and extent of the services provided by the Adviser under the terms of the Investment Advisory Agreements and the quality of those services provided to Funds over the past year. The Trustees noted that the services under the Investment Advisory Agreements include: managing the investment and reinvestment of the Funds’ assets; supervising and managing all aspects of the Funds’ operations; and providing the Board on a regular basis with financial reports and analyses on the Funds’ operations and the operations of comparable investment companies. The Trustees also observed that the Adviser provides various administrative services to the Funds pursuant to the terms of the Administration Agreement and considered the nature, extent and quality of services provided under that agreement as well. The Trustees evaluated these factors based on their direct experience with the Adviser and in consultation with counsel. The Trustees concluded that the nature and extent of the services provided under the Investment Advisory Agreements and the Administration Agreement were reasonable and appropriate in relation to the advisory fee and administration fee, respectively, that the level of services provided by the Adviser to the Funds had not diminished over the past year and that the quality of services continues to be high. The Trustees reviewed the personnel responsible for providing advisory and administrative services to the Funds and concluded, based on their experience and interaction with the Adviser, that (i) the Adviser was able to retain quality portfolio managers and other personnel; (ii) the Adviser exhibited a high level of diligence and attention to detail in carrying out its advisory and administrative responsibilities under the Investment Advisory Agreements and Administration Agreement, respectively, for the Funds; (iii) the Adviser was responsive to requests of the Trustees; and (iv) the Adviser had kept the Trustees apprised of developments relating to the Funds and the industry in general. The Trustees also focused on the Adviser’s reputation and long-standing relationship with the Trust.

In connection with its assessment of the performance of the Adviser, the Trustees reviewed the Adviser’s financial statements and considered the Adviser’s financial condition and whether it has the resources necessary to continue to carry out its obligations under the Investment Advisory Agreements and the Administration Agreement. The Trustees concluded that the Adviser has the financial resources necessary to continue to perform its obligations under the Investment Advisory Agreements and the Administration Agreement and to continue to provide the high quality services that it has provided to the Funds to date.

88	October 31, 2018

2)  The performance of the Funds and the Adviser.

The Trustees reviewed the investment performance of the Funds, both on an absolute basis and as compared to a peer group for each respective Fund for the one-year, three-year, five-year and ten-year periods, ended July 31, 2018. The peer groups were comprised of other funds that had similar investment objectives and sales load structures, as determined by Morningstar: The Morningstar Large Blend Funds peer group, with total net assets between $236 million and $384 million, for The Tocqueville Fund; the Morningstar Mid-Cap Growth Funds peer group, with total net assets between $49 million and $128 million, for The Tocqueville Opportunity Fund; the Morningstar Foreign Large Blend Funds peer group, with total net assets between $916 million and $1.6 billion, for The Tocqueville International Value Fund; the Morningstar Precious Metals Funds peer group, with total net assets between $319 million and 2.2 billion for The Tocqueville Gold Fund; the Morningstar Mid-Cap Value Funds peer group, with total net assets between $209 million and $418 million, for The Delafield Fund; and the Morningstar Small Value Funds peer group, with total net assets between $31 million and $98 million, for The Tocqueville Select Fund (the “Performance Peer Groups”). The Trustees considered that the performance information for The Delafield Fund and The Tocqueville Select Fund includes the performance information of their respective predecessor funds, which had different investment advisers, but the Trustees considered this information since these Funds have substantially the same portfolio management team.

The Trustees also compared each Fund’s investment performance against its benchmark market indices: the S&P 500 Index for The Tocqueville Fund; the Russell 2500 Growth Index for The Tocqueville Opportunity Fund; the Morgan Stanley EAFE Index for The Tocqueville International Value Fund; the S&P 500 Index and the Philadelphia Stock Exchange Gold & Silver Index for The Tocqueville Gold Fund; the S&P 500 Index and the Russell 2000 Index for The Delafield Fund; the Russell 2500 Index and the Russell 2000 Index for The Tocqueville Select Fund (the “Indices”) for the one-year, three-year, five-year and ten-year periods ended July 31, 2018 for all the Funds. The Trustees considered the above information as helpful in their assessment of whether the Adviser was obtaining for the Funds’ shareholders the performance that was available in the marketplace given each Fund’s investment objectives, policies, strategies, limitations and restrictions. The Trustees concluded that the performance of the Funds against their respective Performance Peer Groups was satisfactory. In particular, the Trustees noted that The Tocqueville Fund had underperformed as compared to its Index for all periods and underperformed the median of its Performance Peer Group for all periods. The Trustees noted that The Tocqueville Opportunity Fund outperformed its Index for the one-year, and five-year periods; underperformed its Index for the three-year and ten-year periods; and outperformed the median of its Performance Peer Group for the one-year, five-year, and ten-year periods and underperformed the median of its Performance Peer Group for the three-year period. The Trustees noted that The Tocqueville International Value Fund outperformed its Index for the three-year, five-year and ten-year periods; underperformed its Index for the one-year period; outperformed the median of its

Annual Report	89

Performance Peer Group for the three-year, five-year and ten-year periods; and underperformed the median of its Performance Peer Group for the one-year period. The Trustees noted that The Tocqueville Gold Fund underperformed both of its Indices for all periods; and underperformed the median of its Performance Peer Group for all periods. The Trustees noted that The Delafield Fund underperformed both of its Indices for all periods; and underperformed the median of its Performance Peer Group for all periods. The Trustees noted that The Tocqueville Select Fund underperformed both of its Indices for all periods; underperformed the median of its Performance Peer Group for the three-year, five-year, and ten-year periods; and outperformed the for the one-year period. The Trustees questioned Mr. Kleinschmidt, in particular, about the underperformance of The Delafield Fund and The Tocqueville Select Fund. He noted that these periods were challenging for the value style of investing used by The Delafield Fund and The Tocqueville Select Fund and, as a result, caused them to trail relevant indices.

3)  The cost of the advisory services and the profits to the Adviser from the relationship with the Trust.

In connection with the Trustee’s consideration of the level of the advisory fees, the Trustees considered a number of factors. The Trustees compared the level of the advisory fees for each Fund against the advisory fees charged by funds in a universe of funds: the Morningstar Large Cap Funds peer group, with average net assets between $236 million and $384 million, for The Tocqueville Fund; the Morningstar Mid-Cap Growth Funds peer group, with average net assets between $49 million and $128 million, for The Tocqueville Opportunity Fund; the Morningstar Foreign Large Blend Funds peer group, with average net assets between $916 million and $1.6 billion, for The Tocqueville International Value Fund; all funds in the Morningstar Precious Metals Funds peer group, with average net assets between $319 million and 2.2 billion, for The Tocqueville Gold Fund; the Morningstar Mid-Cap Value Funds peer group, with average net assets between $209 million and $418 million, for The Delafield Fund; and the Morningstar Small Value Funds peer group, with average net assets between $31 million and $98 million, for The Tocqueville Select Fund (the “Expense Peer Groups”). The Trustees considered comparative total fund expenses of the Funds and the Expense Peer Groups. The Trustees used this comparative fee information and total expense data as a guide to help assess the reasonableness of each Fund’s advisory fee, although they acknowledged that it was difficult to make precise comparisons with other funds since the exact nature of services provided under each Expense Peer Group fund agreement is often not apparent. The Trustees also viewed the Expense Peer Group fee information as a whole as useful in assessing whether the Adviser was providing services at a cost that was competitive with other, similar funds.

The Trustees noted that the contract rate advisory fee and administration fee for each of the Funds were reasonable, despite the contractual advisory fee rate being above average for The Tocqueville Fund, The Tocqueville International Value Fund, and The Tocqueville Gold Fund and the administration fee being above average for The Tocqueville Opportunity Fund, The Tocqueville International Fund, and The Delafield

90	October 31, 2018

Fund when compared to their respective Expense Peer Groups. The Trustees also considered the combined contract rate advisory and administration fee as compared to their respective Expense Peer Group. The Board further observed that the total expense ratios of the Funds were also reasonable. The Board noted that the total expense ratio for The Tocqueville Fund, The Tocqueville International Value Fund, The Tocqueville Gold Fund and The Delafield Fund was above average, when compared to their respective Expense Peer Groups and that the total expense ratio for The Tocqueville Opportunity Fund and the Tocqueville Select Fund was below average, when compared to its respective Expense Peer Group. The Board also noted that the Funds each operate pursuant to an Expense Limitation Agreement whereby the Adviser has agreed to waive a portion of its fee necessary to limit the Fund’s total operating expenses to the level set forth in the Fund’s prospectus.

The Trustees also considered the profitability to the Adviser and its affiliate arising out of its relationship with the Trust. In this regard, the Trustees reviewed profitability data relating to the Adviser for the 12 month period ended July 31, 2018. The Trustees considered revenues received by the Adviser under the Investment Advisory Agreements and the Administration Agreement as well as revenues received by the Adviser’s affiliate, the Distributor, under the 12b-1 plans and Related Agreements and commissions received for effecting portfolio transactions. The Trustees also received and reviewed the Adviser’s financial statements and the Adviser provided an oral update on its profitability numbers since October 31, 2015. The Trustees concluded that the profitability of the Funds to the Adviser was not excessive.

4)  The extent to which economies of scale will be realized as the Funds grow and whether fee levels reflect those economies of scale.

With respect to the Trustees’ consideration of economies of scale, the Trustees discussed with the Adviser whether economies of scale would be realized by it in its management of a Fund at higher asset levels. The Trustees noted that all of the Funds, except for The Tocqueville Select Fund, currently have advisory fee breakpoints and that they were satisfied that the current breakpoints were appropriate when compared with each Fund’s respective Peer Group. The Trustees considered that breakpoints are not necessary at this time for The Tocqueville Select Fund, given the small size of The Tocqueville Select Fund. The Trustees also noted that the administration fee also has breakpoints. In the event there was significant asset growth in the future in a Fund, the Trustee’s determined to reassess whether the advisory fees and administration fee, including the current breakpoint structure, appropriately took into account any economies of scale that had been realized as a result of that growth.

5)  Other Factors.

The Trustees also discussed the Adviser’s practices regarding the selection and compensation of brokers and dealers that execute portfolio transactions for the Funds and the brokers’ and dealers’ provision of brokerage and research services to the Adviser. The Trustees further discussed the potential benefits the Adviser derived from the Funds’ soft

Annual Report	91

dollar arrangements, whereby brokers provide research to the Funds or the Adviser in return for allocating fund brokerage, and other investment data concerning soft dollars. The Board also discussed the Adviser’s use of an affiliated broker to effect portfolio transactions, noting that in addition to paying a competitive rate on commissions, the Adviser believed the Funds received better execution on trades.

Based on a consideration of all these factors in their totality, the Trustees, including all of the Independent Trustees, determined that the Funds’ advisory fees and administration fees were fair and reasonable with respect to the quality of services that the Adviser provides and in light of the other factors described above that the Trustees deemed relevant. The Trustees based their decision on evaluations of all these factors as a whole and did not consider any one factor as all-important or controlling.

3.    PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that The Tocqueville Trust uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling 1-800-355-7307. Information regarding how The Tocqueville Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling 1-800-355-7307 and it is also available on the SEC’s web site at http://www.sec.gov.

4.    SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Tocqueville Trust is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Trust’s Form N-Q will be available without charge, upon request on the SEC’s website (http://www.sec.gov) and may be available by calling 1-800-697-3863. You can also obtain copies of Form N-Q by (i) visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090); (ii) sending your request and a duplicating fee to the SEC’s Public Reference Room, Washington, DC 20549-1520; or (iii) sending your request electronically to publicinfosec.gov. Quarterly portfolio holdings are also available on the website of The Tocqueville Funds, www.tocquevillefunds.com.

92	October 31, 2018

5.    SHAREHOLDER NOTIFICATION OF FEDERAL TAX STATUS

For the fiscal year ended October 31, 2018, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Tocqueville Fund	100.00%
Opportunity Fund	0.00%
International Value Fund	100.00%
Gold Fund	0.00%
Delafield Fund	100.00%
Select Fund	0.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended October 31, 2018 was as follows:

Tocqueville Fund	100.00%
Opportunity Fund	0.00%
International Value Fund	3.12%
Gold Fund	0.00%
Delafield Fund	100.00%
Select Fund	0.00%

For the year ended October 31, 2018, the funds designate the following percent of ordinary distributions paid as interest-related dividends under the Internal Revenue Code Section 871(k)(1)(c):

Tocqueville Fund	0.08%
Opportunity Fund	0.00%
International Value Fund	1.49%
Gold Fund	0.00%
Delafield Fund	3.95%
Select Fund	0.00%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for each Fund were as follows.

Tocqueville Fund	0.00%
Opportunity Fund	0.00%
International Value Fund	0.00%
Gold Fund	0.00%
Delafield Fund	100.00%
Select Fund	0.00%

Annual Report	93

6.    FOREIGN TAX CREDIT

For the year ended October 31, 2018, the Tocqueville International Value Fund earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders pursuant to Section 853 of the Internal Revenue Code as follows:

Country	Gross Dividend Per Share	Taxes Withheld Per Share
Australia	0.01791364	—
Belgium	0.01349822	0.00202
Brazil	0.02177505	0.00115
Canada	0.00833828	0.00125
Switzerland	0.03208469	0.00209
Germany	0.03581226	0.00477
Great Britain	0.08357060	—
Denmark	0.01454275	0.00218
France	0.06944376	0.01058
Hong Kong	0.00709538	—
Ireland	0.00958534	—
Spain	0.01762870	0.00264
Finland	0.01095473	0.00164
Japan	0.06742325	0.00674
South Korea	0.02128126	0.00437
Sweden	0.00435987	0.00065
Netherlands	0.02888018	0.00433
Netherlands Antilles	0.01217581	—
Mexico	0.00378395	0.00114

	0.48015	0.04557

94	October 31, 2018

Investment Adviser

Tocqueville Asset Management L.P.

40 W. 57th St., 19th Floor

New York, NY 10019

(212) 698-0800

www.tocqueville.com

Distributor

Tocqueville Securities, L.P.

40 W. 57th St., 19th Floor

New York, NY 10019

(212) 698-0800

Shareholders’ Servicing and Transfer Agent

U.S. Bancorp Fund Services, LLC,

doing business as U.S. Bank Global Fund Services

P.O. Box 701

Milwaukee, WI 53201-0701

(800) 697-3863

Custodian

U.S. Bank, N.A.

Custody Operations

1555 River Center Drive, Suite 302

Milwaukee, WI 53212

Board of Trustees

Robert W. Kleinschmidt—Chairman

Charles W. Caulkins

Alexander Douglas

Charles F. Gauvin

James W. Gerard

William F. Indoe

William J. Nolan III

Independent Registered Public Accounting Firm

Grant Thornton LLP

171 North Clark St., Suite 200

Chicago, IL 60601

Tocqueville Funds

c/o US Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201-0701

www.tocquevillefunds.com

TQ-ANNUAL Tocqueville Annual Report 10/31/2018

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

Incorporated by reference to the Registrant’s Form N-CSR filed December 30, 2015.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. James Gerard and William Nolan III are the “audit committee financial experts” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. “Other services” were not provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 10/31/2018	FYE 10/31/2017
Audit Fees	191,100	198,000
Audit-Related Fees	0	0
Tax Fees	28,620	27,030
All Other Fees	0	0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Grant Thornton applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 10/31/2018	FYE 10/31/2017
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 10/31/2018	FYE 10/31/2017
Registrant	28,620	27,030
Registrant’s Investment Adviser	0	0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)

The Registrant’s President and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)

(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.

Incorporated by reference to the Registrant’s Form N-CSR filed December 30, 2015.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Tocqueville Trust

By (Signature and Title)* /s/ Robert W. Kleinschmidt
Robert W. Kleinschmidt, President

Date 12/28/18

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Robert W. Kleinschmidt
Robert W. Kleinschmidt, President

Date 12/28/18

By (Signature and Title)* /s/ Helen Balk
Helen Balk, Treasurer

Date 12/28/18

*	Print the name and title of each signing officer under his or her signature.